As filed with the Securities and Exchange Commission on August 16, 2004

Registration Statement No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

NGP CAPITAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

125 East John Carpenter Freeway, Suite 600, Irving, Texas 75062

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (972) 432-1440

John H. Homier

125 East John Carpenter Freeway, Suite 600

Irving, TX 75062

(Name and Address of Agent for Service)

Copies of information to:

Joe Dannenmaier John T. Unger Wesley P. Williams Thompson & Knight L.L.P. 1700 Pacific Avenue, Suite 3300 Dallas, Texas 75201 (214) 969-1700	Neel Lemon Michael L. Bengtson Baker Botts L.L.P. 2001 Ross Avenue, Suite 700 Dallas, Texas 75201 (214) 953-6500

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check the appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)(2)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee
Common Stock, $.001 par value per share	19,550,000	$15.00	$293,250,000	$37,154.77

(1)	Estimated solely for the purpose of determining the registration fee.
(2)	Includes the amount of shares issuable pursuant to the underwriter’s over-allotment option.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This preliminary prospectus is not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where such offer or sale is not permitted.

Subject to Completion, dated August 16, 2004

PRELIMINARY PROSPECTUS

17,000,000 Shares

NGP Capital Resources Company

Common Stock

We are offering 17,000,000 shares of our common stock. We are a newly organized Maryland corporation created to invest primarily in small and mid-size energy companies. Our investment objective is to generate both current income and capital appreciation through debt investments with certain equity components. We have filed an election to be treated as a business development company under the Investment Company Act of 1940. As a business development company, we will be classified as a closed-end, non-diversified management investment company.

Our operations will be externally managed and advised by our manager, NGP Investment Advisor, LP. NGP Administration, LLC will provide the administrative services necessary for us to operate.

Because we are newly organized, our shares have no history of public trading. We intend to apply to list shares of our common stock on the New York Stock Exchange under the symbol “NGC.”

You should consider the risks which we have described in “ Risk Factors” beginning on page 12 before buying shares of our common stock. This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, the risk of loss for purchasers in this offering may increase.

	Per Share	Total
Public offering price	$15.00	$255,000,000
Sales load (underwriting discounts and commissions)	$1.05	$17,850,000
Proceeds, before expenses, to us(1)	$13.95	$237,150,000

(1)	We estimate that we will incur approximately $2,300,000 in expenses in connection with this offering.

The underwriters may purchase up to an additional 2,550,000 shares from us at the public offering price, less the sales load, within 30 days from the date of this prospectus to cover over-allotments. If the underwriters exercise this option in full, the total public offering price will be $293,250,000, the total sales load will be $20,527,500 and the total proceeds, before expenses, to us will be $272,722,500. The underwriters will reserve up to 850,000 shares for sale to our directors and officers and to certain other parties related to us.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares to purchasers on or before                     , 2004.

RAYMOND JAMES

The date of this prospectus is                     , 2004

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us” and “our” refer to NGP Capital Resources Company; “our manager” refers to NGP Investment Advisor, L.P.; “our management team” refers to the investment professionals of our manager; and “our administrator” refers to NGP Administration, LLC. Unless otherwise indicated, this prospectus assumes that the underwriters’ over-allotment option will not be exercised.

Introduction

NGP Capital Resources Company

We are a newly organized financial services company created to invest primarily in small and mid-size energy companies, which we generally define as companies that have net asset values or annual revenues of less than $500 million. Our operations will be externally managed and advised by our manager, NGP Investment Advisor, LP, pursuant to an investment advisory agreement between us. Our manager is a newly formed investment advisor that is owned by Natural Gas Partners, L.L.C., or NGP, and an affiliate. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components.

We expect that a key focus area for our investments in the energy industry will be domestic oil and gas exploitation, development and production businesses, which we refer to as E&P businesses, and midstream businesses that gather, process and transport oil and gas, but we also anticipate evaluating investment opportunities outside of the oil and gas business, such as coal businesses, and businesses engaged in the downstream sector, including power and electricity investment opportunities. Our investments will generally range in size from $10 million to $50 million, although a few investments may be substantially in excess of this range. The types of investments that we will seek primarily consist of debt instruments, including senior and subordinated loans combined in one facility with an equity component, subordinated loans and subordinated loans with equity components and redeemable preferred stock or similar securities. We refer to these investments as our targeted investments. As of the date of this prospectus, we have not identified any specific investments meeting our investment objectives in which to invest the net proceeds of this offering.

We have filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, we will be classified as a closed-end, non-diversified management investment company.

Our Manager

Our manager’s owner, NGP, manages the Natural Gas Partners private equity funds, which have specialized in providing equity capital to the energy industry since November 1988. Kenneth A. Hersh and David R. Albin, who will serve on our board of directors, are co-Chief Executive Officers of NGP and have directed the investment of the NGP funds during the sixteen year period since the inception of the initial fund. To date, there have been seven NGP private funds with aggregate committed capital of approximately $1.6 billion, obtained primarily from institutional investors, of which more than $1 billion has been invested in over 70 energy companies. The investment history of the NGP funds is among the longest, and their aggregate committed capital is among the largest, of the private equity funds that specialize in the energy industry.

Our manager’s day to day operations will be managed by our executive officers, John H. Homier and Richard A. Bernardy, who have combined experience of over 40 years in the energy finance industry. Their experience includes over 10 years working together at two separate major financial institutions at which they were responsible for building and managing successful energy finance businesses. Our manager intends to hire additional investment professionals and staff to build its energy finance business.

Our manager’s investment decisions will be reviewed and approved by its investment committee, consisting of Mr. Homier, Mr. Hersh and two other senior NGP investment professionals. The investment committee will be supported by other members of NGP’s team of 12 investment professionals when needed. In addition, our manager should benefit from access to the extensive sourcing relationships and industry expertise of NGP and its investment professionals.

About Our Executive Officers

Mr. Homier is our President and Chief Executive Officer. He has over 25 years of corporate finance, engineering, credit analysis, business development and management experience in the energy sector. Mr. Homier’s experience includes engineering, evaluating, structuring, negotiating and managing business and investment opportunities, including energy investments similar to our targeted investments totaling approximately $400 million with Deutsche Bank and Bank of America.

Mr. Bernardy is our Secretary, Treasurer and Chief Financial Officer. He has over 18 years of corporate finance, commercial and investment banking and entrepreneurial management experience in the banking and energy sectors. Mr. Bernardy’s expertise includes arranging, structuring, negotiating, documenting and executing single and multi-party transactions for debt and equity instruments in the capital formation of micro-cap through large cap companies, including energy investments similar to our targeted investments totaling approximately $400 million with Deutsche Bank and Bank of America.

About NGP

NGP has traditionally focused on making equity investments in small to mid-size private North American upstream and midstream oil and gas companies, with an emphasis on firms that acquire and enhance producing oil and gas properties. NGP has developed a disciplined investment strategy based on:

•	careful selection of proven management teams with focused geographic or technical knowledge;

•	structuring investments to ensure alignment of management’s financial interest with those of NGP;

•	sponsoring portfolio companies in the financial market place, assisting in financial management and expanding access to debt and additional equity capital;

•	assisting portfolio companies in managing energy price risks through hedging programs, while maintaining benefits from increasing energy prices; and

•	avoiding investments that are dependent upon commodity price increases to achieve an acceptable return.

NGP’s private equity funds focus on making common equity investments ranging from $15 million to $50 million. NGP actively manages its portfolio companies and believes that it has developed a reputation as a supportive financial partner. We believe that NGP’s reputation and longstanding presence in the energy finance market will provide us with substantial deal flow from which to make investment choices.

We believe that our targeted investments will offer the potential for attractive risk adjusted returns that will complement, but will not compete with, NGP’s private equity funds. Although NGP’s private equity funds may make investments in securities like our targeted investments, these funds seek rates of return substantially in excess of those we seek and focus primarily on investments in common equity or other junior securities in the capital structure in order to achieve their targeted rates of return. Consequently, to the extent that NGP encounters investment opportunities that are primarily in our targeted investments, the NGP private equity funds will not seek these opportunities and NGP will refer them to us for our evaluation. We are the only NGP-related investment vehicle with an investment focus in our targeted investments. See “Regulation—Co-Investments.”

Our Energy Investment Focus

We intend to focus our investments in the energy industry in companies that have an existing asset base or that will acquire assets that are expected to provide security for our investments. The energy industry broadly includes three sectors, generally categorized as follows:

•	Upstream - businesses that find, develop and extract energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs.

•	Midstream - businesses that gather, process, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•	Downstream - businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers and businesses engaged in the generation, transmission and distribution of power and electricity.

Within these broad sectors, we expect that our key area of focus will be small and mid-size energy companies engaged in the upstream and midstream sectors, with an emphasis on domestic E&P businesses and domestic midstream businesses that gather, process and transport oil and gas. However, we also anticipate seeking investment opportunities in the downstream sector, including investments related to coal, power and electricity, as well as other businesses outside of the oil and gas industry.

Domestic Upstream E&P Sector

We believe that the domestic E&P sector will provide attractive investment opportunities as a result of a variety of factors, including the following:

•	Strong Demand Fundamentals. The United States Department of Energy’s Energy Information Administration, or EIA, projects domestic oil and gas consumption will increase by 1.6% and 1.4%, respectively, annually through 2025.

•	Increased Costs to Find and Produce Oil and Gas. The domestic E&P business is a mature industry characterized by a declining rate of production from existing properties and increasing marginal costs to find and produce oil and gas. Costs to find and develop domestic oil and gas reserves have increased from $5.06 per barrel of oil equivalent, or BOE, in 1999 to $9.96 per BOE in 2003, representing an 18.4% compounded annual growth rate. Costs to produce domestic oil and gas reserves have increased from $3.97 per BOE in 1999 to $5.82 per BOE in 2003, representing a 10.0% compounded annual growth rate.

•	Substantial Asset Divestiture Activity. The U.S. E&P property acquisition and divestiture market has averaged $28 billion of annual transactions during the past five years. We estimate that transactions with a value less than $100 million comprise approximately 19% of the aggregate dollar value of this market, but comprise approximately 94% of the number of transactions in the market. This activity has been largely independent of commodity price fluctuations and, instead, has been driven by a combination of strategic business decisions and the desire to efficiently deploy capital. Over time, a company is likely to sell assets that have become less meaningful to its total asset base so that the capital can be re-deployed into other assets that will have a greater impact on its financial performance. We believe that the fundamental factors that drive the domestic E&P acquisition and divestiture market will cause the level of activity to remain consistent with historical levels for the foreseeable future.

•	Substantial Development Spending. In addition to the capital needs generated by acquisition and divestiture activity, we believe that E&P companies will continue to require substantial capital to develop their existing assets. During the past eight years, capital expended for development of properties, exclusive of exploration and acquisition, has averaged approximately $15 billion per year in the domestic E&P sector.

•	Substantial Number of Small and Mid-Size Companies. We believe that there are more than 7,000 domestic E&P businesses, of which fewer than 150 have publicly listed securities. Small and mid-size E&P companies play an important role in the domestic upstream sector, with an estimated share of approximately one-half of all domestic natural gas production and oil and gas drilling activity.

•	Strategic Importance. The domestic E&P business remains of vital importance to the overall world energy market. The U.S. is currently the third largest oil and gas producer in the world.

Domestic Midstream and Downstream Sectors

We believe that the domestic midstream and downstream segments will also provide attractive investment opportunities as a result of a variety of factors, including the following:

•	Financial Distress of Larger Companies has Created Investment Opportunities. Since the end of 2001, slower general economic growth, weak financial markets, higher natural gas prices, flat or lower electricity prices, excessive use of financial leverage and other factors have depressed the financial results of and capital spending by many merchant power companies and their unregulated utility owners. After Enron Corp. declared bankruptcy in December 2001, the divestiture of substantial amounts of midstream and downstream assets by numerous large public companies ensued. These factors have created significant opportunities for small and mid-size energy companies to acquire and operate these assets.

•	Substantial Capital Requirements. In addition to the capital needs generated by acquisition and divestiture activity, we believe that small and mid-size midstream energy companies will continue to require substantial capital to operate and maintain their assets. It is estimated that in the midstream sector an average of $1 to $2 billion of capital will be spent in each of the next several years to make necessary additions and improvements to domestic pipelines and other energy infrastructure.

Limited Capital Availability Creates Need for Our Targeted Investments

We believe that a number of factors will continue to create demand for investment products like our targeted investments among small and mid-size energy companies, including the following:

•	Traditional capital markets offer limited availability. The traditional senior bank and public debt and equity markets are volatile and cannot be relied upon by small and mid-size energy companies for a material portion of their capital needs. Bank consolidation and balance sheet management have reduced the amount of senior bank debt available to the energy industry. The availability of public equity and debt markets for E&P companies is also highly variable. The number of public debt and equity offerings for energy companies during the last ten years has ranged from more than 40 offerings in 1997 to as few as 5 in 2001. In addition, the initial public offering, or IPO, market for domestic E&P companies is extremely difficult to access. There were 11 IPOs by E&P companies in 1996 and 1997, but since 1997 there have been a total of only 11 E&P IPO’s in the market.

•	Our targeted investment products meet the needs of small and mid-size energy companies. The need for small and mid-size energy companies to access capital outside of the traditional senior bank lending market and the public debt and equity markets led to the development of the subordinated and mezzanine debt market for the energy industry in the 1980s. Today, these types of investment products provide the additional capital needed by energy companies that is not available from the senior bank or public debt markets, but without the ownership dilution that accompanies a private or public equity investment.

•	The exit of a number of finance providers has created a void in the energy finance market. After Enron Corp. declared bankruptcy in December 2001, a number of the other energy finance providers exited the business, resulting in the loss of a significant amount of capital availability. Although some new entrants have emerged, they have not replaced the capital availability that has been lost.

•	Energy finance market is underserved by many capital providers. We believe that the energy finance market for small and mid-size companies is underserved by many capital providers for a number of reasons, including their lack of the necessary technical expertise to evaluate the quality of the underlying assets of energy companies and their lack of a network of relationships with the small and mid-size energy companies.

Investment Structures

Our targeted investments will primarily consist of:

•	debt instruments including senior and subordinated loans combined in one facility with an equity component, which we refer to as vertical loans;

•	subordinated loans; and

•	subordinated loans with equity components and redeemable preferred stock or similar securities, which we refer to as mezzanine investments.

In many cases, we expect to receive an equity participation interest in the properties, projects and/or the companies that we finance as a part of our compensation for extending credit. These equity components may take a variety of forms. In many of our investments we anticipate that we will receive a property based equity interest. In addition, in certain investments we may also receive a right to acquire equity securities of the borrowing company, such as a warrant or option, or we may receive a direct preferred equity interest or other similar participating interest in the company’s equity.

Our Targeted Investment Characteristics

Energy Industry’s Attractive Risk Adjusted Returns

We believe that the risk adjusted returns for our targeted investments in the energy industry have the potential to be more attractive than those of many other industries. In general, energy companies offer greater asset security and more consistent cash flows than many other industries as evidenced by the energy industry’s ranking as the industry with the third lowest corporate bond default rate in 2003, as reported in a recent Moody’s Investors Service, Inc. survey of twenty-two industries.

Collateralized Investments

In general, our targeted investments will be secured by the same assets that would secure traditional senior bank debt, in either a first or second lien position. Usually these assets will be generating cash flow at the time of our investment. In instances where we are providing subordinated debt only and there is senior debt provided by another party, we will generally seek to obtain a second lien on the borrowing company’s assets behind that of the senior lender.

Property Based Equity Interests

The property based equity interests that we anticipate receiving in many of our investments would typically include a direct or indirect interest in the revenues or profits derived from specific assets of the borrowing company, which may be in the form of an overriding royalty or net profits interest, or may be structured as a part of our loan. In general, these interests would entitle us to receive additional payments on a regular basis through the term of the loan based upon the performance of the borrower’s assets and may be coupled with a right to require the borrower’s redemption of the interest at a specified date or we may have the right to sell the interest. We believe that these property based types of equity interests are desirable because they generally provide a regular source of income, such as a monthly royalty payment, that supplements the current income received from our loan. In addition, to the extent property based interests are producing a defined cash flow stream, they provide a more readily determinable basis for realizing value upon their disposition or redemption than would be typical for stock or warrants in small private companies (which typically do not produce income, are junior in the capital structure and are burdened by general and administrative overhead).

Limited Technical and Credit Risk

We intend to target investment opportunities in which the type of technical risk that we will face will primarily consist of the uncertainties inherent in engineering estimates of the quantities of proved reserves of natural resources and in projections of future rates of production and the amount and timing of expenditures required to operate and develop energy assets. Our management team has substantial experience in evaluating these types of risks in the context of making investments. We do not intend to make investments that are solely for the purpose of financing oil and gas exploration, which involves a much higher degree of geological risk, nor do we plan to provide financing solely to support speculative trading in oil, gas, power and/or other commodities. However, some of the companies that we finance may engage in some exploration activities in connection with the normal development of their portfolios of oil and gas properties and will also likely use financial risk management products, such as commodity swaps, to mitigate exposure to commodity price swings.

Proven Management Teams with Focus

We intend to make investments in companies with management teams that have a proven track record of success but with limited access to capital markets. In general, these management teams will often have substantial knowledge and focus in particular regions or with respect to certain types of assets. We expect that our management team’s and NGP’s extensive experience and network of business relationships in the energy industry will allow us to identify management teams that fit these criteria.

Competitive Strengths

Extensive Small and Mid-Size Energy Company Sourcing Network

Because of the history, market presence and long term relationships with energy company management teams that NGP and our management team have developed, we believe that we will have greater access to investment opportunities in our target markets than many other providers. We intend to originate a substantial number of our investment opportunities, rather than merely invest as a participant in transactions originated by other firms, which we may do from time to time. Our emphasis on originating investments will increase as our manager builds its investment portfolio and adds additional investment personnel during the next 18 months. We believe that a focus on origination will provide access to targeted investments with premium pricing, and to sources of greater revenues, such as origination and syndication fees, administrative and monitoring fees and similar fees for ancillary services related to the financings, that are generally available to the lead financial sponsor.

Flexible Transaction Structuring Capabilities

We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we expect to be flexible in structuring investments and selecting the types of securities in which we invest. The members of our management team have substantial experience in seeking investments that balance the needs of energy company entrepreneurs with appropriate risk control. In particular, we believe we will be able to customize the investment structure to address entrepreneurs’ frequent concern with ownership dilution while at the same time managing risk through structural protections.

Efficient Tax Structure

As a regulated investment company, or RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. By avoiding the payment of such taxes, we can price our investments on terms comparable to our corporate taxpaying competitors, and achieve net investment revenues that are greater than their after tax net revenues.

Also, investors in our stock will not be subject to double taxation on dividends, unlike investors in typical corporations. Furthermore, investors in our stock will not be required to recognize unrelated business taxable income, or UBTI, unlike investors in public master limited partnerships.

Longer Investment Horizon than Private Fund Competitors

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that these funds, together with any capital gains on such investment, can only be invested once and must be returned to investors after a pre-determined time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate attractive risk-adjusted returns on invested capital.

Operating and Regulatory Structure

Our investment activities will be supervised by our board of directors, a majority of whom are independent of our manager and its affiliates. Our manager is a newly-formed investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory agreement, we will agree to pay our manager an annual fee based on the value of our total assets as well as an incentive fee based on our performance. See “Management—Investment Advisory Agreement.”

As a business development company, applicable law will generally prohibit us from acquiring assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets include securities of privately-held or thinly-traded U.S. companies, certain high-quality debt and cash. Until we identify investments that meet our investment objectives, we will invest the net proceeds of this offering in cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less. We may invest up to 30% of our assets in opportunities that are not subject to the limitations referenced above, in order to seek to enhance returns to stockholders. These investments may include investments in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise eligible securities. Subject to regulatory limitations, we may elect to borrow funds as a part of our investment strategy.

While we are permitted to issue senior securities, such as debt or preferred stock, to finance investments, our ability to do so will be limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our Corporate Information

Our principal executive office is currently located at 125 East John Carpenter Freeway, Suite 600, Irving, Texas 75062, telephone number (972) 432-1440. Our principal executive office will be relocated to Houston, Texas shortly following the closing of this offering.

The Offering

Common stock offered by us

17,000,000 shares, excluding 2,550,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to 850,000 shares for sale to our directors and officers and to certain other parties related to us.

Common stock to be outstanding after this offering	17,000,100 shares, excluding 2,550,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objectives and the strategies described in this prospectus. We anticipate that, depending on market conditions, substantially all of the net proceeds of this offering will be used for the above purposes in approximately 18 months, depending on the availability of appropriate investment opportunities consistent with our investment objectives and other market conditions. Pending such investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt maturing in one year or less from the date of investment. Additionally, we may also invest a portion of the net proceeds of this offering in a broad range of opportunistic situations. See “Use of Proceeds.”

Dividends

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. See “Dividends.”

Taxation

We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. See “Dividends” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan

We intend to establish a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will generally be subject to the same federal income tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Proposed listing	We intend to apply to list shares of our common stock on the New York Stock Exchange under the symbol “NGC.”

Risk factors

See “Risk Factors” beginning on page 12 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Trading at a discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is separate and distinct from the risk that our net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether our shares will trade at prices above, at or below our net asset value.

Management arrangements

NGP Investment Advisor, LP will serve as our manager and its general partner, NGP Administration, LLC, will serve as our administrator. For a description of our manager, our administrator and NGP and our contractual arrangements with these companies, see “Discussion of Management’s Expected Operating Plans—Contractual Arrangements.”

Available information

After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

Fees and expenses

The following table is intended to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “NGP Capital Resources Company,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in NGP Capital Resources Company.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	7.00%
Offering expenses borne by us (as a percentage of offering price)(2)	0.90%
Dividend reinvestment plan fees(3)	0.00%

Total stockholder transaction expenses (as a percentage of offering price)	7.90%

Twelve Months Ending September 30, 2005
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees(4)	1.50%
Incentive fees payable under investment advisory agreement(5)	0.00%
Interest payments on borrowed funds(6)	0.00%
Other expenses(7)	1.19%

Total annual expenses	2.69%

(1)	This one-time fee is the only sales load paid by us in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $2,300,000.
(3)	The expenses of our anticipated dividend reinvestment plan are included in “other expenses.”
(4)	Until October 1, 2005, the quarterly base management fee will be equal to the lesser of $900,000 or 0.375% of our total assets. Thereafter, the quarterly base management fee will be equal to 0.45% (1.8% annualized) of our total assets. In addition, until completion of two full fiscal quarters after the closing of this offering, the total assets upon which the quarterly base management fee will be calculated will be equal to the net proceeds of this offering. See “Management—Investment Advisory Agreement—Management Fee.” The calculations of the management fees reflected in the table are based upon the management fee that is in effect prior to October 1, 2005, which is capped at $900,000 per quarter and will not increase as a result of our use of borrowed funds for investment purposes. However, the management fee will increase on October 1, 2005, and will be impacted by the amount of funds that we borrow for investment purposes. For example, if we borrow funds in an amount equal to 35% of our total assets, then the management fee rate that begins in October 1, 2005, would equal an annual percentage of approximately 2.77% of our net assets.
(5)	Based on our current business plan, we expect to fully invest the net proceeds from this offering in approximately 18 months after completion of the offering. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the amount, if any, by which our net investment income for the quarter exceeds a quarterly hurdle rate equal to 2% (8% annualized) of our net assets. For a description of the components of our net investment income, see “Management—Investment Advisory Agreement—Management Fee.” The calculations will be appropriately pro rated for any period of less than three months. Our manager has agreed that payment of the investment income related portion of the incentive fee will not commence until October 1, 2005. The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and will equal 20.0% of the following amounts: (1) our realized capital gains for the fiscal year, if any, minus (2) all realized capital losses for such year and minus (3) any increase in unrealized capital depreciation at the end of such year from the prior year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory Agreement—Management Fee.” Our manager has agreed that payment of the capital gains related portion of the incentive fee will not commence until 2007 for the fiscal year ending December 31, 2006. Our manager has also agreed that, beginning two years after the closing of this offering and to the extent permissible under federal securities laws and regulations, including Regulation M, it will use 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5,000,000 in the aggregate) to purchase shares of our common stock in open market transactions through an independent trustee or agent.
(6)	We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. We have not decided to what extent we will finance investments using debt. However, assuming we borrowed for investment purposes an amount equal to 35% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 4%, we would have an expense of 2.15% of our net assets for interest payments on borrowed funds.
(7)	Includes non-recurring estimated organizational expenses of $400,000 and our estimated overhead expenses for the current fiscal year including payments under the administration agreement based on our projected overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement. See “Management—Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred during various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses would remain at the levels set forth in the table above, with the exception of our annual management fee after Year 1 is assumed to be 1.8% of our total assets.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$103.77	$155.66	$207.55	$337.28

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not finance any of our investments using debt or realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we borrow funds for investment purposes or achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will generally receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

You should carefully consider the risks described below before making an investment decision. Our business, financial condition or results of operations could be harmed by any of these risks. Similarly, these risks could cause the market price of our common stock to decline and you might lose all or part of your investment. Our forward-looking statements in this prospectus are subject to the following risks and uncertainties. Our actual results could differ materially from those anticipated by our forward-looking statements as a result of the risk factors below. The risks described below are not the only ones facing our company. Additional risks not presently known to us or that we currently deem immaterial might also impair our business operations.

Risks Related to Our Business and Investments

We are a new company with no operating history, and we might not be able to operate our business or implement our operating policies and strategies successfully, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We were incorporated in Maryland in July 2004 and have not yet commenced investment operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our operating policies and strategies as described in this prospectus, it could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We have not identified any specific investments meeting our investment objectives in which to invest the net proceeds of this offering.

As of the date of this prospectus, we have not identified any specific investments meeting our investment objectives in which to invest the net proceeds of this offering. As a result, you will not be able to evaluate the manner in which we invest or the economic merits of any investments we make with the net proceeds of this offering prior to your purchase of shares in this offering.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms or at all, which could harm our financial condition and operating results.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully-invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Pending our identification and acquisition of securities meeting our investment objectives, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less, which may produce returns that are less than the management fees we pay to our manager, thus the initial return on your investment may be lower than when our portfolio is fully invested in securities meeting our investment objectives.

We anticipate it will take us approximately 18 months to invest substantially all of the net proceeds of this offering in securities meeting our investment objectives. During this period, we will invest primarily in temporary investments, such as cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less, which may produce returns that are less than the management fees we pay to our manager. As a result, we may experience net losses during this period and may not be able to pay any dividends during this period or, if we are able to do so, any such dividends may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objectives, the market price for our shares may decline.

High oil and gas prices may increase the availability of alternative sources of capital and reduce demand for our targeted investments.

As a result of the current high prices for oil and natural gas relative to historical levels, energy companies are generally experiencing strong financial results and increased cash flows. Therefore, energy companies currently may have less financial need for borrowing than in a lower commodity price environment. At these higher commodity price levels, borrowers may use the additional cash flow to reduce outstanding debt under senior secured facilities, which typically makes future borrowing capacity available to such borrowers. In addition, to the extent senior lenders base borrowing capacity on reserve value calculations, higher commodity prices typically increase reserve values, thereby creating additional borrowing capacity. Because interest rates under senior secured facilities will generally be lower than the interest rates of our targeted investments, demand for our targeted investments may be reduced if energy companies have the ability to borrow additional amounts under their senior debt facilities. As a result, high commodity prices may have the effect of delaying the deployment of the net proceeds of this offering, reducing the number of energy companies seeking investments similar to our targeted investments or causing us to achieve lower total returns on our targeted investments.

We operate in a highly competitive market for investment opportunities with competitors who may have greater resources, a lower cost of capital and the ability to lend money to energy companies at rates lower than those that we will offer. This may cause us to lose investment opportunities or cause us to lend on less favorable terms, and, as a result, the value of the shares you purchase or the amount of any dividends you receive may decline.

A large number of entities will compete with us to make the types of investments that we plan to make in energy companies. We will compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us once we have elected to be treated as a business development company. The competitive pressures that we face may have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objectives.

We will not seek to compete solely based on the interest rates we will offer to prospective portfolio companies. However, we believe some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structures. If we match our competitors’ pricing, terms and structures, we may experience decreased net interest income and increased risk of credit loss, and the value of the shares you purchase or the amount of any dividends you receive may decline.

An investment in our shares is intended for investors seeking long-term capital growth and income.

Investing in shares of our common stock is intended for investors seeking long-term capital growth and income and is not meant to provide a vehicle for those who invest for short-term profit potential. The portfolio securities we seek will generally have a stated maturity of 3 to 7 years and generally are illiquid. An investment in our shares should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of our shares.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the prices at which we are able to dispose of these holdings may differ from the recorded fair value.

A large percentage of our portfolio investments (other than our short-term cash investments) will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value in accordance with procedures as determined in good faith by our board of directors. However, we may be required on a more frequent basis to value our securities to reflect significant events affecting the value of our securities. We expect that our board of directors and valuation committee will retain an independent valuation firm to help them on a selective basis in making fair value determinations. The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate during short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than our determined fair value. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of such securities. In addition, the subjective nature of such valuations may cause the shares of our common stock to trade at a discount to our net asset value.

The lack of liquidity in our investments might prevent us from disposing of them at opportune times and prices, which may cause us to suffer a loss and/or reduce our distributions to our stockholders.

We will primarily make investments in privately-held companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have or one of our affiliates has material non-public information regarding such portfolio company. If we are unable to sell our assets at opportune times, we might suffer a loss and/or reduce our distributions to our stockholders.

Investing in privately-held companies may be riskier than investing in publicly-traded companies due to the lack of available public information, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will invest primarily in privately-held companies, which may be subject to higher risk than investments in publicly-traded companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our management team to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully-informed investment decision, and we may lose some or all of the money we invest in these companies. These factors could subject us to greater risk than investments in publicly-traded companies and negatively affect our investment returns, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our equity investments may lose all or part of their value, causing us to lose all or part of our investment in those companies.

The equity interests in which we invest may not appreciate or may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. As a result, our equity interests may decline in value, causing us to lose all or part of our equity investment in those companies, and may negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We intend to structure the debt investments in our portfolio companies to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of us receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

The energy industry is subject to many risks.

We intend to concentrate our investments in the energy industry. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

•	Commodity Pricing Risk. Energy companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those who own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. Those companies that engage in such hedging transactions remain subject to market risks, including market liquidity and counterparty creditworthiness.

•

Regulatory Risk. The profitability of energy companies could be adversely affected by changes in the regulatory environment. The businesses of energy companies are heavily regulated by federal, state and local governments in diverse matters, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy company may face. In addition, the deregulation of energy markets and the unresolved regulatory issues related to some power markets such as California create uncertainty in the regulatory environment as rules and regulations may be adopted on a transitional basis. We cannot assure you that the deregulation of energy markets will continue and, if it continues, whether its impact on energy companies’ profitability will be positive.

•	Production Risk. The profitability of energy companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for transporting, processing, storing, distributing or power generation. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends.

•	Demand Risk. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

•	Depletion and Exploration Risk. A portion of an energy company’s assets may be dedicated to natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a material adverse impact on such company’s ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be produced profitably. In addition, exploration of energy resources, especially of oil and gas, is inherently risky and requires large amounts of capital.

•	Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. This volatility may create fluctuations in earnings of energy companies.

•	Operational Risk. Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (e.g., energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

•	Competition Risk. The energy companies in which we may invest that are involved in the upstream and midstream businesses will face substantial competition in acquiring properties, enhancing and developing their assets, marketing their commodities, securing trained personnel and operating their properties. Many of their competitors, including major oil companies, natural gas utilities, independent power producers and other private independent energy companies, will have financial and other resources that substantially exceed their resources. The upstream businesses in which we may invest face greater competition in the production, marketing and selling of power and energy products brought about in part from the deregulation in the energy markets.

•

Valuation Risk. The targeted investments made by us will be based upon valuations of our portfolio companies’ assets that are subject to uncertainties inherent in estimating quantities of proved reserves of oil, natural gas and coal and in projecting future rates of production and the timing of development expenditures, which are dependent upon many factors beyond our control. The estimates rely on various assumptions, including, for example, commodity prices, operating expenses, capital expenditures and the availability of funds, and are therefore inherently imprecise indications of future net cash flows. Actual future production, cash flows, taxes, operating expenses, development expenditures and quantities of recoverable reserves may vary substantially from those assumed in the estimates. Any significant variance in these assumptions could materially affect the value of our investments.

•	Terrorism Risk. Since the September 11th attacks, the United States government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices of natural gas and oil and could affect the market for products and services of energy companies.

•	Financing Risk. Some of the portfolio companies in which we will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with us.

Economic downturns could impair our access to capital and our portfolio companies’ operations and ability to satisfy obligations to their respective lenders, including us, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our portfolio companies may be susceptible to economic downturns and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in decisions by lenders not to extend credit to us. These events could prevent us from making additional investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on the assets securing such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies. As a result, the holders of such debt may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We intend to invest a substantial amount of our assets in subordinated debt securities and mezzanine investments issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our board of directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

When we are a debt or minority equity investor in a portfolio company, we generally will not be in a position to control the entity, and management of the portfolio company may make decisions that could decrease the value of our portfolio holdings.

We anticipate making primarily debt and minority equity investments, therefore we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately-held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including changes in the fair values of our portfolio investments, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

If we issue senior securities, such as debt or preferred stock, we will be exposed to additional risks, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We may issue debt securities or preferred stock, and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. We may issue senior securities to make new or follow-on investments, to maintain our RIC status or to pay contingencies and expenses. We will be permitted under the 1940 Act to issue senior securities if, immediately after the borrowing or issuance, we will have an asset coverage of at least 200%. That is, we may borrow funds in an amount up to 50% of the value of our assets (including investments made with borrowed funds). The amount and nature of any borrowings will depend on a number of factors over which we have no control, including general economic conditions and conditions in the financial markets. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. Further, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Certain risks apply to the issuance of senior securities, including the following:

•	We will be exposed to increased risk of loss if we issue senior securities to raise cash to make investments. If we do issue senior securities, a decrease in the value of our investments would have a greater negative impact on our net asset value and the value of our common stock than if we did not use leverage.

•	The costs of senior securities may exceed the income from the portfolio securities we purchase with the senior securities. We will suffer a decline in net asset value if the investment performance of the portfolio securities purchased with the proceeds of the senior securities fails to cover our cost (including any interest or dividends paid on senior securities).

•	Our ability to pay dividends would be restricted by law if our asset coverage ratio for any senior securities were less than 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

•	If the asset coverage for senior securities we issue declines to less than 200% (as a result of market fluctuations or otherwise), we may be required to sell a portion of our investments when it may be disadvantageous to do so.

•	It is likely that any senior securities we may issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We, and indirectly our stockholders, will bear the cost of issuing and servicing senior securities, resulting in increased expenses that could decrease our investment return.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

The occurrence of any of these risks could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Increases in market interest rates may both reduce the value of our portfolio investments and increase our cost of capital.

We expect that a portion of our debt investments will bear interest at fixed rates and the value of these investments generally will be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income.

We will be exposed to risks associated with changes in interest rates because any such changes will impact our portfolio companies. If we use debt to finance our investments, our exposure to interest rate fluctuations will be increased. These factors could negatively impact our results of operations.

General interest rate fluctuations may have a substantial negative impact on our investments, the performance of our portfolio companies and their cost of capital, and our investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt or other senior securities to finance our investments.

We may be unable to obtain a credit facility on terms that are acceptable to us, which could inhibit the growth of our business and adversely affect our performance.

We will have a continuing need for capital to finance our investments. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of the sum of “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to our stockholders on an annual basis. Accordingly, such earnings will not be available to fund additional investments. We may also need to borrow funds to make qualifying investments to maintain our RIC status. Therefore, we may need to raise additional capital, which we may elect to finance in part through a credit facility. We may not be able to obtain a credit facility on terms that we find acceptable, if at all. The unavailability of funds from commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on our performance.

Our portfolio investments may initially be concentrated in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

While we intend for the investments in our portfolio to be allocated among a substantial number of companies, there is no limit on the amount of our assets that we may invest in any one portfolio company and our investments may initially be concentrated in a limited number of companies. We will be classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. A consequence of this concentration is that the aggregate returns we initially realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Beyond the applicable federal income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments. To the extent that we take large positions in the securities of a small number of portfolio companies, our net asset value and the market price of our common stock may fluctuate as a result of changes in the financial condition or in the market’s assessment of such portfolio companies to a greater extent than that as a diversified investment company. These factors could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

In addition our investments will be concentrated in the energy industry. Consequently, we will be exposed to the risks of adverse developments affecting the energy industry to a greater extent than if our investments were dispersed over a variety of industries. See “The energy industry is subject to many risks.”

We may choose to invest the unrestricted portion of our portfolio in highly speculative investments, which could negatively impact our ability to pay dividends and cause you to lose part of your investment.

The 1940 Act and rules governing business development companies permit us to invest up to 30% of our assets in a broad range of opportunistic situations. We anticipate that these investments may include, among other things, investments in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity, securities of public companies that are not thinly-traded or secondary market purchases of otherwise eligible securities. Some of these investments may be of a highly speculative nature and may lose some or all of their value, which could negatively impact our ability to pay you dividends and cause you to lose part of your investment.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation, e.g, the exercise of a warrant to purchase common stock. There is no assurance that we will make, or have sufficient funds to make, follow-on investments. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or reduce the expected yield on our investment.

Risks Related to Our Manager

Our manager and our management team have no experience managing a business development company and we cannot assure you that their past experience will be sufficient to manage our company as a business development company.

The 1940 Act imposes numerous complex constraints on the operations of business development companies. In order to maintain our status as a business development company, the 1940 Act prohibits us from acquiring any assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. We refer to this requirement as the 70% Test. Qualifying assets include securities of privately-owned or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or could force us to pay unexpected taxes and penalties, which could be material. The lack of experience of our management team in managing a portfolio of assets under such regulatory constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Our future success is dependent upon the members of our management team and their access to investment professionals of our manager’s affiliates and the loss of any of them could severely and detrimentally affect our operations.

We will depend on the diligence, experience, skill and network of business contacts of our management team. We will also depend, to a significant extent, on our manager’s access to the investment professionals of our manager’s affiliates and the information and deal flow generated by our management team in the course of their investment and portfolio management activities. Our management team will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of our management team. Further, our manager has not yet filled some of its key management positions. There is competition for qualified management in our manager’s industry. If our manager or its affiliates are unable hire qualified management personnel, we may be unable to successfully implement our investment strategy and the value of your investment could decline. The departure of any of the senior members of our management team, or of a significant number of the investment professionals of our manager’s affiliates, could have a material adverse effect on our ability to achieve our investment objectives. We have not entered into employment agreements, nor do we have an employment relationship, with any of these individuals. In addition, we can offer no assurance that our manager will remain our manager or that we will continue to have access to the investment professionals of our manager’s affiliates or their information and deal flow. The loss of any member of our management team could severely and detrimentally affect our operations.

Our management team, including the members who are employees of NGP, will provide services to other investors, which could reduce the amount of time and effort that they devote to us, which could negatively impact our performance.

Our investment advisory agreement does not restrict the right of our manager, NGP, or any persons working on our behalf, to carry on their respective businesses, including providing advice to others with respect to the purchase of securities that would meet our investment objectives. Although the officers of our Manager will devote full time to the management of our structured finance business, the investment advisory agreement will not specify a minimum time period that representatives of NGP who are serving as directors or members of our manager’s investment committee must devote to managing our investments. These NGP representatives will continue to have substantial responsibilities in connection with their roles managing other NGP private equity funds. Our manager and its management team may also be called upon to provide managerial assistance to our portfolio companies. The ability of these parties to engage in these other business activities, including managing assets for third parties, could reduce the time and effort they spend managing our portfolio, which could negatively impact our performance. See “Management—Investment Advisory Agreement.”

We are a different vehicle from any other NGP-affiliated fund.

Our investment strategies will differ from those of other funds (including any NGP private equity fund) that are or have been managed by NGP or its affiliates. Investors in NGP Capital Resources Company are not acquiring any interest in NGP or in any other NGP-affiliated fund. The historical performance of NGP is not indicative of the results that our company will achieve, and you should not rely upon such historical performance in purchasing our common stock. Our targeted rate of return is lower than that of NGP’s private equity funds, and as a result we expect our rate of return to be lower than those sought by NGP’s private equity funds. We can provide no assurance that we will replicate the historical or future performance of NGP or its affiliated funds, and we caution you that our investment returns may be substantially lower than the returns achieved by those funds.

Our obligation to reimburse our manager for certain expenses could result in a conflict of interest, which could negatively impact our investment returns and the value of your investment.

In the course of our investing activities, we will pay management and incentive fees to our manager. Also, we will reimburse our manager and our administrator for certain expenses they incur, such as those payable to third parties in monitoring our financial and legal affairs and investments and performing due diligence on our prospective investments. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. Due to this arrangement, there may be times when our manager has interests that differ from those of our stockholders, giving rise to a conflict which could negatively impact our investment returns and the value of your investment.

We will pay our manager a base management fee based upon our total assets, which may lead our manager to cause us to incur more debt than is prudent in order to maximize its compensation. This could negatively impact our investment returns and the value of your investment.

We will pay our manager a quarterly base management fee based on the value of our total assets. During an initial start-up period that will end on the earlier of the first anniversary of this offering or the substantial investment of our assets in investments other than temporary investments, the asset value used to calculate the management fee will be our total assets less any outstanding amounts borrowed. After this initial period, the base management fee will be calculated based on our total assets. Accordingly, our manager will have an enhanced economic incentive to increase our leverage after this initial start-up period. If our leverage is increased, we will be exposed to increased risk of loss, bear the increased cost of issuing and servicing such senior securities, and will be subject to any additional covenant restrictions imposed in an indenture or by the applicable lender, which could negatively impact our business and results of operation.

We will pay our manager incentive compensation based on our portfolio’s performance. This arrangement may lead our manager to recommend riskier or more speculative investments in an effort to maximize its incentive compensation.

In addition to its base management fee, our manager earns incentive compensation in two parts. The first part, which is payable quarterly and is equal to a specified percentage of the amount by which our net investment income exceeds a hurdle rate. The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year and will equal a percentage of our realized capital gains for the fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year.

The way in which the incentive fee payable to our manager is determined may encourage our manager to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our stockholders, including investors in this offering, because their interests would be subordinate to those of debtholders. In addition, our manager will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our manager may have a tendency to invest more in investments that are likely to result in capital gains as compared to income-producing securities. Other key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if our manager focuses exclusively or disproportionately on maximizing its income. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses.

The payment of part of the incentive compensation on a quarterly basis may lead our manager to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends.

Our manager will receive a quarterly incentive fee based, in part, on our net investment income, if any, for the immediately preceding fiscal quarter. To the extent our manager exerts influence over our portfolio companies, the quarterly incentive fee may provide our manager with an incentive to induce our portfolio companies to accelerate or defer payments for interest or other obligations owed to us from one fiscal quarter to another. This could result in greater fluctuations in the timing and amount of dividends that we pay to you.

The manner in which the part of the capital gains portion of the incentive compensation is calculated may lead our manager to write down investments in years in which no such incentive compensation is otherwise payable, thereby potentially increasing such incentive compensation in future years.

Our manager will be eligible to receive an incentive fee each fiscal year based in part on our realized capital gains, less realized capital losses and less any increase in unrealized capital depreciation for the fiscal year. Based on the manner in which the incentive fee related to capital gains is calculated, our manager may have an incentive to write down an investment in a year in which our manager did not otherwise earn the capital gains portion of the incentive fee because such a write-down will not negatively impact future years’ capital gains related incentive fees and may in fact result in possible increases such incentive fees in future years. This could result in a greater amount of incentive fees being paid to our manager than would otherwise be the case.

We may be obligated to pay our manager incentive compensation even if we incur a loss.

Pursuant to the investment advisory agreement, our manager will be entitled to receive incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a hurdle rate. In addition, the investment advisory agreement further provides that our net investment income for incentive compensation purposes excludes unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. The calculation of the incentive fee will include any deferred interest accrued, but not yet received. As a result, we may be paying an incentive fee on interest, the collection of which may be uncertain or deferred. Thus, we may be required to pay our manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

While our management team currently does not provide advisory services to other investment vehicles that may have common investment objectives with ours, our management team may do so in the future and may face conflicts of interest in allocating investments.

We do not anticipate that our management team will provide advisory services to other investment vehicles with common investment objectives to ours. However, they are not prohibited from doing so. In addition, the

NGP private equity funds are not precluded from making investments in securities like our targeted investments, although they have not traditionally focused on such types of investments in the past. If our management team does provide such services to other investment vehicles in the future, or if the focus of the NGP private equity funds were to change to include securities like our targeted investments, our management team might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. In addition, our executive officers and directors, and the members of our management team, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. These multiple responsibilities might create conflicts of interest for our management team and NGP if they are presented with opportunities that might benefit us and their other clients, investors or shareholders.

Our manager’s liability will be limited under the investment advisory agreement, and we will agree to indemnify our manager against certain liabilities, which may lead our manager to act in a riskier manner on our behalf than it would when acting for its own account.

Our manager has not assumed any responsibility to us other than to provide the services described in the investment advisory agreement, and it will not be responsible for any action of our board of directors in declining to follow our manager’s advice or recommendations. Pursuant to the investment advisory agreement, our manager and its managing members, officers and employees will not be liable to us for their acts, under the investment advisory agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our manager and its managing members, officers and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our manager not constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead our manager to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Legal and Tax Risks

Uncertainty as to the application of aspects of the federal margin rules may make it difficult for us to determine which companies would qualify as eligible portfolio companies that satisfy the statutory requirement for our investments. Therefore, unless the uncertainty is resolved favorably, whether by statutory amendment, through governmental rulemaking or otherwise, we may be hindered in identifying companies qualifying as eligible portfolio companies, delayed in investing our capital, or lose our status as a business development company, any of which could have a material adverse effect on our results of operations, our ability to pay dividends and the value of our common stock.

In order to maintain our status as a business development company, the 1940 Act prohibits us from acquiring any assets other than “qualifying assets” unless we meet the 70% Test. Qualifying assets include securities of privately-owned or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. In general, we will seek to invest in companies that qualify as “eligible portfolio companies” under the 1940 Act. There are several requirements for a company to qualify as an eligible portfolio company, as set forth in detail under “Regulation—Qualifying Assets.” While some of these criteria are provided in the alternative, the criterion encompassing the greatest number of potentially eligible companies, and hence the one on which we expect to rely most frequently, is that the company not have any class of securities with respect to which a broker or dealer may extend margin credit.

In 1998, the Board of Governors of the Federal Reserve System, or the Federal Reserve Board, amended Regulation T (one of the federal regulations governing margin credit) to allow brokers and dealers to extend margin credit on a “non-equity security.” If the term “non-equity security” were to be interpreted to include any form of indebtedness, then companies with any outstanding debt would not qualify as eligible portfolio companies. As a further consequence of such an interpretation, if we were to lend money, whether in the form of senior debt or long term subordinated debt, to a company that previously had no outstanding debt, the issuer of that debt instrument would cease to be an “eligible portfolio company” immediately upon our acquisition of that debt instrument and arguably could not be counted by us toward compliance with the 70% Test.

If the term “non-equity security” were to be given a broad interpretation to encompass the types of debt instruments we seek to acquire, the number of companies that would qualify as eligible portfolio companies would be greatly reduced, and we may be forced to focus on investments in equity interests. As a result, our identification of appropriate investments would be more difficult and more time-consuming. This, in turn, could have a material adverse effect on the timing of our investment of the proceeds of this offering, our results of operations, our ability to pay dividends and the value of our common stock.

Additionally, if we make investments in senior debt or long-term subordinated debt and if such investments are determined by the SEC, courts or other regulatory authorities to be marginable securities within the meaning of Regulation T, the issuers of such indebtedness would likely no longer qualify as eligible portfolio companies, we may not satisfy the 70% Test and we could lose our status as a business development company. This, in turn, could cause us to lose our status as a RIC. Any of these results would have a material adverse effect on our ability to invest in the manner described in this prospectus, on our operating results, financial condition and ability to pay dividends, and on the value of our common stock. For information with respect to the consequences of failure to qualify as a RIC, see “—We will be subject to corporate level income tax if we are unable to qualify as a RIC.”

We do not believe that limiting the scope of potential eligible portfolio companies was intended by the Federal Reserve Board when it amended Regulation T. Instead, we believe that bank loans and the types of debt instruments in which we seek to invest do not constitute “securities” and therefore are not “non-equity securities” within the meaning of Regulation T.

We cannot assure you that the SEC, the courts or any other regulatory authority will agree with our position. The SEC has not taken a position on this matter and could take a position contrary to ours in the future. Similarly, we cannot assure you that our analysis would prevail in court or before any regulatory authority. A ruling or decision adverse to us could require that we dispose of investments that we made based on our interpretation of Regulation T. Any such dispositions could have a material adverse effect on our financial condition and results of operations because we may be required to consummate such dispositions quickly, which would make it more difficult to obtain favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See “—Risks Related to our Business and Investments—The lack of liquidity in our investments might prevent us from disposing of them at opportune times and prices, which may cause us to suffer a loss and/or reduce our distributions to our stockholders.”

We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action. See “—Changes in laws or regulations governing our operations and those of our portfolio companies, our manager or its affiliates may adversely affect our business or cause us to alter our business strategy.”

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act, once we have elected to be a business development company, and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. We may borrow funds if necessary to make qualifying investments to satisfy such diversification requirements. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. In addition, our stockholders would be subject to income tax on distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income. If we are unable to pay required distributions, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the purchase of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our company’s overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to our stockholders on an annual basis, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, borrow funds or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We have elected to be treated as a business development company under the 1940 Act. The 1940 Act will impose numerous restrictions on our activities, including restrictions on the nature of our investments, our use of borrowed funds, our issuance of securities, options, warrants, or rights. Such restrictions may prohibit the purchase of certain investments that would otherwise be suitable for investment or render such purchases inadvisable.

Under the provisions of the 1940 Act, as a business development company, we will be permitted to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous and result in unfavorable prices.

We generally will not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at prices below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our company and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis (except for customary repurchase obligations for breach of representations and warranties) to purchasers whom we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would expect that we would retain a subordinated interest in the assets and participate (most likely on a first loss basis) in losses related to the securitized assets to the extent of that interest. However, the exact structure and provisions of any securitization will be based upon then-current market conditions and may vary from the description in this prospectus. An inability to securitize our loan portfolio successfully could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Because there are no judicial and few administrative interpretations of the provisions of the 1940 Act pertaining to business development companies, there is no assurance that such provisions will be interpreted or administratively implemented in a manner consistent with our investment objectives and intended manner of operation. In the event that our board of directors determines that we cannot economically pursue our investment objective under the 1940 Act, they may at some future date decide to withdraw our election to be treated as a business development company and convert NGP to a management investment company or an operating company not subject to regulation under the 1940 Act, or cause NGP to liquidate. These changes may not be effected without approval of a majority of our shares.

The dividends we pay will be taxable to you.

On May 28, 2003, the Jobs and Growth Tax Relief Reconciliation Act of 2003 was signed into law, which, among other things, generally reduces the maximum tax rate applicable to corporate dividends paid to individuals and capital gains of individuals to 15%. This tax rate currently is subject to a sunset provision, pursuant to which capital gains will be taxed at a maximum tax rate of 20% and dividends will be taxed at the maximum rate applicable to ordinary income for taxable years beginning after December 31, 2008. The maximum rate for ordinary income currently is 35% for individual taxpayers. There can be no assurance that legislation will not be enacted prior to 2008 that raises the tax rate applicable to dividends and capital gains. An increased tax rate may reduce the value of the dividends and capital gain distributions that you receive from us and may adversely impact the value of your shares.

Delays in obtaining or a failure to obtain any necessary state lending licenses may impede our lending activities in such states.

Given our objective of investing, in part, in debt instruments, we may be required to apply for lending licenses or permits under applicable state laws. We cannot assure you that we will obtain these licenses and permits or, if we do, when we will obtain them. If we are unable to obtain these licenses or permits, our investment activities in those states may be impeded.

Changes in laws or regulations governing our operations and those of our portfolio companies, our manager or its affiliates may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies, our manager and its affiliates will be subject to regulation by laws and regulations at the local, state and federal level. New legislation may be enacted into law or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us, our manager and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. For example, legislation currently pending in Congress would, if adopted, alter the criteria used to determine if a company is an eligible portfolio company under the 1940 Act by permitting qualifying investments to be made by business development companies in publicly-traded companies with market capitalizations of $250 million and less. We cannot assure you that this legislation will be enacted, or if enacted that it would not be materially different than what has been proposed. Nevertheless, if this or other legislation is enacted, new rules are adopted, or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our manager to other types of investments in which our manager may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Risks Related to this Offering

We have not established a minimum distribution payment level and we cannot assure you of our ability to make distributions to our stockholders in the future.

We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to make distributions might be harmed by, among other things, the risk factors described in this prospectus. In addition, the asset coverage test applicable to us as a business development company can limit our ability to make distributions. All distributions will be made at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time. We cannot assure you of our ability to make distributions to our stockholders in the future.

Investing in our shares may involve a high degree of risk that may cause you to lose some or all of your investment.

The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options, volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive. Additionally, the investments we make with the portion of our assets that is not restricted by the 1940 Act will likely be in higher risk investments. Therefore, an investment in our shares may not be suitable for someone with a low risk tolerance.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock subject to the restrictions of the 1940 Act. Upon the liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

A regular trading market for our common stock might not develop, which would harm the liquidity and value of our common stock.

There is no established trading market for our common stock. We intend to apply to have shares of our common stock listed on the New York Stock Exchange under the symbol “NGC.” However, we cannot assure you that regular trading of our common stock will develop on that exchange or elsewhere or, if developed, that any such market will be sustained. Accordingly, we cannot assure you of:

•	the liquidity of any trading market for our common stock;

•	the ability of our stockholders to sell their shares of our common stock; or

•	the prices that our stockholders may obtain for their shares of our common stock.

The market price and trading volume of our common stock may be volatile following this offering, and you may be unable to resell your shares at or above the initial public offering price.

Even if active trading markets develop for our common stock after this offering, the market price of our common stock may be highly volatile and subject to wide fluctuations. In addition, the trading volume in our common stock may fluctuate and cause significant price variations to occur. If the market price of our common stock declines significantly, you may be unable to resell your shares at or above the initial public offering price. We cannot assure you that the market price of our common stock will not fluctuate or decline significantly in the future. Some of the factors that could negatively affect our stock price or result in fluctuations in the price or trading volume of our common stock include:

•	actual or anticipated variations in our quarterly operating results or distributions;

•	changes in market valuations of similar companies;

•	changes in the value of our portfolio of investments;

•	adverse market reaction to any increased indebtedness we incur in the future;

•	additions or departures of key management personnel;

•	actions by institutional investors who hold our common stock;

•	loss of RIC status;

•	speculation in the press or investment community; and

•	general market and economic conditions.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of a closed-end fund is a risk separate and distinct from the risk that our net asset value will decrease. The risk of purchasing shares of a closed-end fund that trades at a discount is more pronounced for investors who sell their shares in a relatively short period of time following completion of the offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares of common stock on any exchange where such shares are then trading at current market value, which may differ from the then current net asset value. We cannot predict whether our common stock will trade at, above, or below net asset value.

Broad market fluctuations and failure to meet market expectations could harm the market price of our common stock.

The stock market has experienced extreme price and volume fluctuations that have affected the market prices of the stock of many companies in industries similar or related to ours and that have been unrelated to these companies’ operating performances. These broad market fluctuations could reduce the market price of our common stock. Furthermore, our operating results and prospects may be below the expectations of public market analysts and investors or may be lower than those of companies with comparable market capitalizations, which could harm the market price of our common stock.

We may allocate the net proceeds from this offering to investments with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in investments with which you may not agree. Although we have attempted to described our targeted investments and their expected characteristics, our goal is to allocate investments in compliance with the 1940 Act and to satisfy the demands of the energy finance market. If such rules and regulations change or if the energy finance market dictates that we vary our investment approach from that described in this prospectus, then we will adjust our investment allocations and strategy accordingly. See “Legal and Tax Risks—Changes in laws or regulations governing our operations and those of our portfolio companies, our manager or its affiliates may adversely affect our business or cause us to alter our business strategy.”

Shares of our common stock eligible for future sale may harm our share price.

We cannot predict the effect, if any, of future sales of shares of our common stock, or the availability of shares for future sales, on the market price of our common stock. Sales of substantial amounts of these shares of our common stock, or the perception that these sales could occur, may harm prevailing market prices for our common stock.

Investors in this offering will suffer immediate dilution upon the closing of this offering.

We expect the offering price of our shares to be higher than the book value per share of our common stock that will be outstanding immediately prior to the closing of this offering. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the tangible book value per share of common stock after this offering.

Certain provisions of Maryland law and our amended and restated charter and bylaws could hinder, delay or prevent a change in control of our company.

Certain provisions of Maryland law, our amended and restated charter and our bylaws have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change in control of our company. Our charter and bylaws include the following provisions:

•	Classified Board of Directors. Upon the closing of this offering, our board of directors will be divided into three classes with staggered terms of office of three years each. The classification and staggered terms of office of our directors make it more difficult for a third party to gain control of our board of directors. At least two annual meetings of stockholders, instead of one, generally would be required to effect a change in a majority of the board of directors.

•	Removal of Directors. Under our amended and restated charter, subject to the rights of one or more classes or series of preferred stock to elect one or more directors, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of all votes entitled to be cast by our stockholders generally in the election of directors.

•	Number of Directors, Board Vacancies, Term of Office. Our amended and restated charter and our bylaws provide that only the board of directors may set the number of directors. We have elected to be subject to certain provisions of Maryland law which vest in the board of directors the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board even if the remaining directors do not constitute a quorum. When effective, these provisions of Maryland law, which are applicable even if other provisions of Maryland law or the charter or bylaws provide to the contrary, also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting of stockholders as would otherwise be the case, and until his or her successor is elected and qualifies.

•	Limitation on Stockholder-Requested Special Meetings. Our bylaws provide that our stockholders have the right to cause our secretary to call a special meeting only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast by the stockholders at such meeting.

•

Advance Notice Provisions for Stockholder Nominations and Proposals. Our bylaws require advance written notice for stockholders to nominate persons for election as directors at, or to bring other business before, any meeting of stockholders. This bylaw provision limits the ability of stockholders to make nominations of persons for election as directors or to introduce other proposals unless we are notified in a timely manner prior to the meeting.

•	Exclusive Authority of our Board to Amend the Bylaws. Our bylaws provide that our board of directors has the exclusive power to adopt, alter or repeal any provision of the bylaws or to make new bylaws. Thus, our stockholders may not effect any changes to our bylaws.

•	Preferred Stock; Increase in Authorized Stock. Under our amended and restated charter, our board of directors has authority to cause the issuance of preferred stock from time to time in one or more series and to establish the terms, preferences and rights of any such series of preferred stock, all without approval of our stockholders. Our board of directors may amend our amended and restated charter, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

•	Maryland Business Combination Act. The Maryland Business Combination Act provides that, unless exempted, a Maryland corporation may not engage in business combinations, including mergers, dispositions of 10% or more of its assets, certain issuances of shares of stock and other specified transactions, with an “interested stockholder” or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder became an interested stockholder, and thereafter unless specified criteria are met. An interested stockholder is generally a person owning or controlling, directly or indirectly, 10% or more of the voting power of the outstanding stock of a Maryland corporation. Our board of directors will adopt a resolution exempting any business combination with any person from the Business Combination Act, provided that any business combination is first approved by the board of directors, including approval of a majority of the members of the board of directors who are not interested persons of the acquiring person. This resolution may be altered or repealed, in whole or in part, at any time by our board of directors.

•	Maryland Control Share Acquisition Act. The Maryland Control Share Acquisition Act provides that “control shares” of a corporation acquired in a “control share acquisition” shall have no voting rights except to the extent approved by a vote of two-thirds of the votes eligible to be cast on the matter under the Maryland Control Share Acquisition Act. “Control shares” means shares of stock that, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of the voting power: one-tenth or more but less than one-third, one-third or more but less than a majority or a majority or more of all voting power. A “control share acquisition” means the acquisition of control shares, subject to certain exceptions. If voting rights of control shares acquired in a control share acquisition are not approved at a stockholders’ meeting, then subject to certain conditions and limitations, the issuer may redeem any or all of the control shares for fair value. If voting rights of such control shares are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. However, our board of directors may in the future amend our bylaws to repeal or modify this exemption, in which case any control shares of our company acquired in a control share acquisition will be subject to the Maryland Control Share Acquisition Act.

Terrorist attacks and other acts of violence or war may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

Terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks or armed conflicts in the U.S. or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. Losses resulting from terrorist attacks are generally uninsurable.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus under the captions “Summary,” “Risk Factors,” “Business,” and elsewhere, may be forward-looking. When used in this prospectus, the words “anticipate,” “believe,” “estimate,” “expect” and similar expressions are generally intended to identify forward-looking statements, such as statements relating to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	our ability to make investments consistent with our investment objectives;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected debt and equity financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others:

•	changes in our industry, interest rates or general economic and business conditions;

•	industry and market trends;

•	availability of investment assets;

•	the degree and nature of competition;

•	changes in our business strategy or development plans;

•	availability, terms and deployment of capital;

•	availability of qualified personnel;

•	changes in, or the failure or inability to comply with, government laws and regulations;

•	the impact of technology on our operations and business;

•	performance of our manager; and

•	all other factors referenced in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual repots on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should note that the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to issuers that are not required to file reports under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, or the “Exchange Act,” at the time a statement is made.

Market data and forecasts used in this prospectus have been obtained from independent industry sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and we cannot assure you of the accuracy or completeness of the data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this prospectus.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

We were incorporated under the Maryland General Corporation Law on July 15, 2004. We have filed an election to be treated as a business development company under the 1940 Act. As such, we will be required to comply with certain regulatory requirements. For instance, we will be required to invest at least 70% of our total assets in “qualifying assets,” which, generally, include securities of privately-held U.S. companies, thinly-traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less. We will also be required to make available significant managerial assistance to certain of these issuers. This offering will significantly increase our capital resources.

Revenues

We plan to generate revenue in the form of interest payable on the debt securities that we hold, and capital gains, if any, on overriding royalty or net profits interests (or a contract right with terms similar to such interests), warrants or other equity interests that we may acquire in portfolio companies or their assets. We currently expect our investments generally to have a term of three to seven years and to bear interest at either a fixed or floating rate. We currently intend to structure our debt investments with interest that is payable quarterly or semi-annually, but in some cases, we may structure the investment to provide that interest is not payable in cash but is payable in securities or is added to the principal of the loan. The principal amortization of a substantial amount of our investments will generally be deferred for several years from the date of the initial investment or in some cases will not be due until maturity. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees.

Expenses

Our primary operating expenses will include the payment of management and administrative fees and overhead expenses, including overhead under the administration agreement. Our management fee will compensate our manager for its investment advisory and management services. Our administration fee will reimburse our administrator for providing services and facilities necessary to conduct our operations. See “Management—Investment Advisory Agreement,” and “—Administration Agreement.” In addition, we will bear all other costs and expenses of our operations and transactions, including those relating to the following:

•	the organization of the company;

•	the initial offering of our common stock;

•	calculating our net asset value on a regular basis (including the cost and expenses of any independent valuation firm);

•	the acquisition and disposition of our investments, including all costs and fees incident to the identification, selection, and investigation of prospective portfolio companies, including associated due diligence expenses such as travel expenses and professional fees;

•	brokerage and commission expense and other transaction costs incident to the acquisition and disposition of investments;

•	expenses incurred by our manager, our administrator or us payable to third parties, including agents, consultants or other advisors, related to, or associated with, providing administrative oversight of our financial and legal affairs and our investments and performing due diligence on our prospective portfolio companies;

•	interest charges and other fees payable on our debt, if any, incurred to finance our investments or otherwise in the operation of our business;

•	subsequent offerings of our common stock or other securities;

•	investment advisory and management fees;

•	payments under our administration agreement, including direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, stationary, supplies, and all other expenses incurred by us or the administrator in connection with administering our business;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	legal and auditing fees (including litigation fees);

•	trade organization expenses;

•	transfer agent and custodial and dividend disbursement fees;

•	providing significant managerial assistance offered to and accepted by our portfolio companies;

•	registration fees;

•	listing fees;

•	all taxes (including transfer taxes and filing fees);

•	independent directors’ fees and expenses;

•	preparing, printing, filing and distributing reports or other documents to our stockholders and the SEC;

•	board and stockholders meetings, proxy solicitations for meetings and attendance expenses for directors;

•	a fidelity bond, directors and officers errors and omissions liability insurance and any other insurance premiums; and

•	all other expenses incurred by us, our manager or our administrator in connection with administering our business.

We may, but are not required to, enter into interest rate hedging agreements. Such hedging activities, which will be in compliance with applicable legal requirements, may include the use of futures, options and forward contracts. We will bear any costs incurred in entering into such contracts or in settling them. There is no assurance that any hedging strategy we may employ will be successful.

Financial Condition, Liquidity and Capital Resources

Immediately after this offering, we expect to have cash resources in excess of $234 million and no indebtedness. This amount does not take into account the exercise of the over-allotment option. See “Use of Proceeds.” We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of our assets in U.S. government securities and other high-quality debt maturing in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We currently intend to enter into a credit facility in the future in order to finance some portfolio investments. We will seek to enter into an agreement on at least customary market terms; however, we cannot assure you that we will be able to do so. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

Contractual Arrangements

We intend to enter into the following three contracts under which we have material future rights and/or commitments:

•	the investment advisory agreement, pursuant to which our manager will agree to serve as our manager. Payments under the investment advisory agreement in future periods will be equal to (1) generally, a percentage of our total assets, (2) an incentive fee based on our performance and (3) reimbursement of certain expenses;

•	the administration agreement, pursuant to which our administrator will agree to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to our portfolio companies to which we are required to provide such assistance. Payments under the administration agreement will be equal to the costs and expenses incurred by our manager or our administrator in connection with administering our business; and

•	a license agreement with NGP, pursuant to which NGP will agree to grant us a non-exclusive, royalty-free license to use the “Natural Gas Partners” and “NGP” names.

See “Management—Investment Advisory Agreement,” “—Administration Agreement” and “—License Agreement.” Each of these contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. Further, although our president and chief executive officer and our secretary, treasurer and chief financial officer will have certain primary duties and responsibilities to us, they may also perform duties for our affiliates.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 17,000,000 shares of our common stock in this offering will be approximately $234.5 million (or $270.0 million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $15.00 per share, after deducting underwriting discounts and commissions and estimated organization and offering expenses of approximately $2.7 million payable by us. Approximately $             of the organizational and offering expenses have been advanced by our manager on our behalf. A portion of the net proceeds of this offering also will be used to reimburse our manager for this amount.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objectives and strategies as described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes in approximately 18 months, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt maturing in one year or less from the date of investment. The management fee that we will be required to pay our manager will be lower prior to October 1, 2005 than it will be after such date, but it will not be reduced as a result of our investments in such short-term securities. We may also invest up to 30% of the net proceeds in a broad range of opportunistic investments in order to seek to enhance returns to stockholders. These investments may include, but are not limited to, investments in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity securities, securities of public companies that are not thinly-traded or secondary market purchases of otherwise eligible securities. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DIVIDENDS

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 in that calendar year (unless we have a November or December year end and elect to use the last day of our taxable year for this purpose) and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”

If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

After completion of this offering and the subsequent registration of our shares for public resale, we plan to establish an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will generally be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan to receive cash dividends. See “Dividend Reinvestment Plan.” For tax consequences associated with the dividend reinvestment plan, see “Material U.S. Federal Income Tax Considerations.”

CAPITALIZATION

The following table sets forth:

•	our actual capitalization at August 6, 2004; and

•	our capitalization as adjusted to reflect the receipt of the net proceeds of the sale of 17,000,000 shares of our common stock offered by us in this offering at an offering price of $15.00 per share, after deducting underwriting discounts and commissions and estimated organization and offering expenses of approximately $2.7 million payable by us.

The as adjusted column does not include the exercise of the underwriters’ over-allotment option of 2,550,000 shares. You should read this table together with “Use of Proceeds.”

	As of August 6, 2004
	Actual	As Adjusted
	(Amounts in thousands)
Assets:
Cash	$1.5	$234,452

Total assets	$1.5	$234,452

Stockholders’ equity (net assets):
Common stock, par value $.001 per share; 1,000 shares authorized, actual; 250,000,000 shares authorized, as adjusted; 100 shares issued and outstanding, actual; 17,000,100 shares issued and outstanding, as adjusted	$—	$17
Capital in excess of par value	$1.5	$234,435

Total stockholders’ equity (net assets)	$1.5	$234,452

BUSINESS

Introduction

NGP Capital Resources Company

We are a newly organized financial services company created to invest primarily in small and mid-size energy companies, which we generally define as companies that have net asset values or annual revenues of less than $500 million. Our operations will be externally managed and advised by our manager, NGP Investment Advisor, LP, pursuant to an investment advisory agreement between us. Our manager is a newly formed investment advisor that is owned by NGP and an affiliate. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components.

We expect that a key focus area for our targeted investments in the energy industry will be domestic E&P businesses, and midstream businesses that gather, process and transport oil and gas, but we also anticipate evaluating investment opportunities outside of the oil and gas business, such as coal businesses, and businesses engaged in the downstream sector, including power and electricity investment opportunities. Our investments will generally range in size from $10 million to $50 million, although a few investments may be substantially in excess of this range. Our targeted investments primarily consist of debt instruments, including senior and subordinated loans combined in one facility with an equity component, subordinated loans and subordinated loans with equity components and redeemable preferred stock or similar securities. As of the date of this prospectus, we have not identified any specific investments meeting our investment objectives in which to invest the net proceeds of this offering.

We have filed an election to be treated as a business development company under the 1940 Act. As a business development company, we will be classified as a closed-end, non-diversified management investment company.

Our Manager

Our manager’s owner, NGP, manages the Natural Gas Partners private equity funds, which have specialized in providing equity capital to the energy industry since November 1988. Kenneth A. Hersh and David R. Albin, who will serve on our board of directors, are co-Chief Executive Officers of NGP and have directed the investment of the NGP funds during the sixteen year period since the inception of the initial fund. To date, there have been seven NGP private funds with aggregate committed capital of approximately $1.6 billion, obtained primarily from institutional investors, of which more than $1 billion has been invested in over 70 energy companies. The investment history of the NGP funds is among the longest, and their aggregate committed capital is among the largest, of the private equity funds that specialize in the energy industry.

Our manager’s day to day operations will be managed by our executive officers, John H. Homier and Richard A. Bernardy, who have combined experience of over 40 years in the energy finance industry. Their experience includes over 10 years working together at two separate major financial institutions at which they were responsible for building and managing successful energy finance businesses. Our manager intends to hire additional investment professionals and staff to build its energy finance business.

Our manager’s investment decisions will be reviewed and approved by its investment committee, consisting of Mr. Homier, Mr. Hersh and two other senior NGP investment professionals. The investment committee will be supported by other members of NGP’s team of 12 investment professionals when needed. In addition, our manager should benefit from access to the extensive sourcing relationships and industry expertise of NGP and its investment professionals.

About Our Executive Officers

Mr. Homier is our President and Chief Executive Officer. He has over 25 years of corporate finance, engineering, credit analysis, business development and management experience in the energy sector. Mr. Homier’s experience includes engineering, evaluating, structuring, negotiating and managing business and investment opportunities, including energy investments similar to our targeted investments totaling approximately $400 million with Deutsche Bank and Bank of America.

Mr. Bernardy is our Secretary, Treasurer and Chief Financial Officer. He has over 18 years of corporate finance, commercial and investment banking and entrepreneurial management experience in the banking and energy sectors. Mr. Bernardy’s expertise includes arranging, structuring, negotiating, documenting and executing single and multi-party transactions for debt and equity instruments in the capital formation of micro-cap through large cap companies, including energy investments similar to our targeted investments totaling approximately $400 million with Deutsche Bank and Bank of America.

About NGP

NGP has traditionally focused on making equity investments in small to mid-size private North American upstream and midstream oil and gas companies, with an emphasis on firms that acquire and enhance producing oil and gas properties. NGP has developed a disciplined investment strategy based on:

•	careful selection of proven management teams with focused geographic or technical knowledge;

•	structuring investments to ensure alignment of management’s financial interest with those of NGP;

•	sponsoring portfolio companies in the financial marketplace, assisting in financial management and expanding access to debt and additional equity capital;

•	assisting portfolio companies in managing energy price risks through hedging programs, while maintaining benefits from increasing energy prices; and

•	avoiding investments that are dependent upon commodity price increases to achieve an acceptable return.

NGP’s private equity funds focus on making common equity investments ranging from $15 million to $50 million. NGP actively manages its portfolio companies and believes that it has developed a reputation as a supportive financial partner. We believe that NGP’s reputation and longstanding presence in the energy finance market will provide us with substantial deal flow from which to make investment choices.

We believe that our targeted investments will offer the potential for attractive risk adjusted returns that will complement, but will not compete with, NGP’s private equity funds. Although NGP’s private equity funds may make investments in securities like our targeted investments, these funds seek rates of return substantially in excess of those we seek and focus primarily on investments in common equity or other junior securities in the capital structure in order to achieve their targeted rates of return. Consequently, to the extent that NGP encounters investment opportunities that are primarily in our targeted investments, the NGP private equity funds will not seek these opportunities and NGP will refer them to us for our evaluation. We are the only NGP-related investment vehicle with an investment focus in our targeted investments. See “Regulation—Co-Investments.”

The following table sets forth selected information with respect to prior NGP investment entities, none of which is currently soliciting new investors. Prospective investors will not acquire an interest in any of these entities. In addition, investments made and investment results achieved by these entities are not necessarily indicative of those that may be made or achieved by us. Differences between such investments and results may be material. You should not rely on the following information as indicative of our future performance.

Fund Name	Investment Focus	Commencement of Investment Activity	Committed Capital ($ in Millions)	Status
Natural Gas Partners L.P.	Energy Private Equity	November 1988	100	Fully invested Fully realized

Natural Gas Partners II, L.P.	Energy Private Equity	June 1994	37	Fully invested Fully realized

Natural Gas Partners III, L.P.	Energy Private Equity	May 1995	30	Fully invested Fully realized

Natural Gas Partners IV, L.P.	Energy Private Equity	November 1996	150	Fully invested Fully realized

Natural Gas Partners V, L.P.	Energy Private Equity	April 1998	320	Fully invested Substantially realized

Natural Gas Partners VI, L.P.	Energy Private Equity	March 2000	370	Fully invested Partially realized

Natural Gas Partners VII, L.P.	Energy Private Equity	March 2003	600	Actively investing (1)

(1)	Approximately $200 million of investment commitments made to date.

Our Energy Investment Focus

We intend to focus our investments in the energy industry in companies that have an existing asset base or that will acquire assets that are expected to provide security for our investments. The energy industry broadly includes three sectors, generally categorized as follows:

•	Upstream - businesses that find, develop and extract energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs.

•	Midstream - businesses that gather, process, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•	Downstream - businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers and businesses engaged in the generation, transmission and distribution of power and electricity.

Within these broad sectors, we expect that our key area of focus will be small and mid-size energy companies engaged in the upstream and midstream sectors, with an emphasis on domestic E&P businesses and domestic midstream businesses that gather, process and transport oil and gas. However, we also anticipate seeking investment opportunities in the downstream sector, including investments related to coal, power and electricity, as well as other businesses outside of the oil and gas industry.

Domestic Upstream E&P Sector

We believe that the domestic E&P sector will provide attractive investment opportunities as a result of a variety of factors, including the following:

•	Strong Demand Fundamentals. The EIA projects domestic oil and gas consumption will increase by 1.6% and 1.4%, respectively, annually through 2025.

•	Increased Costs to Find and Produce Oil and Gas. The domestic E&P business is a mature industry characterized by a declining rate of production from existing properties and increasing marginal costs to find and produce oil and gas. Costs to find and develop domestic oil and gas reserves have increased from $5.06 per BOE in 1999 to $9.96 per BOE in 2003, representing an 18.4% compounded annual growth rate. Costs to produce domestic oil and gas reserves have increased from $3.97 per BOE in 1999 to $5.82 per BOE in 2003, representing a 10.0% compounded annual growth rate.

•	Substantial Asset Divestiture Activity. The U.S. E&P property acquisition and divestiture market has averaged $28 billion of annual transactions during the past five years. We estimate that transactions with a value less than $100 million comprise approximately 19% of the aggregate dollar value of this market, but comprise approximately 94% of the number of transactions in the market. This activity has been largely independent of commodity price fluctuations and, instead, has been driven by a combination of strategic business decisions and the desire to efficiently deploy capital. Over time, a company is likely to sell assets that have become less meaningful to its total asset base so that the capital can be re-deployed into other assets that will have a greater impact on its financial performance. We believe that the fundamental factors that drive the domestic E&P acquisition and divestiture market will cause the level of activity to remain consistent with historical levels for the foreseeable future.

•	Substantial Development Spending. In addition to the capital needs generated by acquisition and divestiture activity, we believe that E&P companies will continue to require substantial capital to develop their existing assets. During the past eight years, capital expended for development of properties, exclusive of exploration and acquisition, has averaged approximately $15 billion per year in the domestic E&P sector.

•	Substantial Number of Small and Mid-Size Companies. We believe that there are more than 7,000 domestic E&P businesses, of which fewer than 150 have publicly listed securities. Small and mid-size E&P companies play an important role in the domestic upstream sector, with an estimated share of approximately one-half of all domestic natural gas production and oil and gas drilling activity.

•	Strategic Importance. The domestic E&P business remains of vital importance to the overall world energy market. The U.S. is currently the third largest oil and gas producer in the world.

Domestic Midstream and Downstream Sectors

We believe that the domestic midstream and downstream segments will also provide attractive investment opportunities as a result of a variety of factors, including the following:

•	Financial Distress of Larger Companies has Created Investment Opportunities. Since the end of 2001, slower general economic growth, weak financial markets, higher natural gas prices, flat or lower electricity prices, excessive use of financial leverage and other factors have depressed the financial results of and capital spending by many merchant power companies and their unregulated utility owners. After Enron Corp. declared bankruptcy in December 2001, the divestiture of substantial amounts of midstream and downstream assets by numerous large public companies ensued. These factors have created significant opportunities for small and mid-size energy companies to acquire and operate these assets.

•	Substantial Capital Requirements. In addition to the capital needs generated by acquisition and divestiture activity, we believe that small and mid-size midstream energy companies will continue to require substantial capital to operate and maintain their assets. It is estimated that in the midstream sector an average of $1 to $2 billion of capital will be spent in each of the next several years to make necessary additions and improvements to domestic pipelines and other energy infrastructure.

Limited Capital Availability Creates Need for Our Targeted Investments

We believe that a number of factors will continue to create demand for investment products like our targeted investments among small and mid-size energy companies, including the following:

•	Traditional capital markets offer limited availability. The traditional senior bank and public debt and equity markets are volatile and cannot be relied upon by small and mid-size energy companies for a material portion of their capital needs. Bank consolidation and balance sheet management have reduced the amount of senior bank debt available to the energy industry. The availability of public equity and debt markets for E&P companies is also highly variable. The number of public debt and equity offerings for energy companies during the last ten years has ranged from more than 40 offerings in 1997 to as few as 5 in 2001. In addition, the IPO market for domestic E&P companies is extremely difficult to access. There were 11 IPOs by E&P companies in 1996 and 1997, but since 1997 there have been a total of only 11 E&P IPO’s in the market.

•	Our targeted investment products meet the needs of small and mid-size energy companies. The need for small and mid-size energy companies to access capital outside of the traditional senior bank lending market and the public debt and equity markets led to the development of the subordinated and mezzanine debt market for the energy industry in the 1980s. Today, these types of investment products provide the additional capital needed by energy companies that is not available from the senior bank or public debt markets, but without the ownership dilution that accompanies a private or public equity investment.

•	The exit of a number of finance providers has created a void in the energy finance market. After Enron Corp. declared bankruptcy in December 2001, a number of the other energy finance providers exited the business, resulting in the loss of a significant amount of capital availability. Although some new entrants have emerged, they have not replaced the capital availability that has been lost.

•	Energy finance market is underserved by many capital providers. We believe that the energy finance market for small and mid-size companies is underserved by many capital providers for a number of reasons, including their lack of the necessary technical expertise to evaluate the quality of the underlying assets of energy companies and their lack of a network of relationships with the small and mid-size energy companies.

Investment Structures

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including other senior, junior and equity capital providers, if any, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. Our primary consideration when structuring an investment will be requiring a total return on our investments, including interest income, royalty or other similar income and potential equity appreciation, that appropriately compensates us for our risk. The targeted investments that will comprise the substantial majority of our portfolio will generally fall within one of the following three types of investments:

•	Vertical Loans – Combining Senior Secured Loans and Subordinated Loans with Equity Enhancements

These investments will consist of a senior secured loan tranche and a subordinated loan tranche. The senior tranche will produce a current cash yield and will typically be secured by a first lien on cash flow producing assets. The subordinated loan tranche will typically include a current cash yield component coupled with a property based equity participation right that may be structured as an overriding royalty or net profits interest (or a contract right with terms similar to such interests) in specific assets of the company. In some cases, a warrant or option in the company may be obtained in addition to, or in lieu of, a property based equity participation right. The subordinate tranche will generally be secured by a second lien on the company’s assets. Additionally, these loans may have indirect asset coverage through a series of covenants that prohibit additional liens on the company’s assets, limit additional debt or require maintenance of minimum asset coverage ratios. We anticipate that these loans will usually have a term of from 3 to 5 years, but we expect that in many cases these loans will be prepaid before maturity.

We anticipate that a primary source for these investments will be energy companies with assets that provide cash flow that is sufficient to support a typical senior secured debt facility but not sufficient to support the extra senior debt needed to acquire or develop non-cash flowing assets.

We anticipate that the senior tranche will either serve as a source of leverage for us, with the expectation that we could borrow a significant portion of the principal of such tranche, or alternatively, that we will sell a majority of the senior tranche to other banking and other financial institutions after closing the investment, allowing us to earn origination and syndication fees from the financing in the process.

•	Stand-Alone Subordinated Loans

We anticipate that these investments will consist of subordinated loans with relatively high, fixed interest rates. Generally, we expect these loans to be collateralized by a subordinated lien on some or all of the assets of the portfolio company, or in some cases, a first priority lien on assets not otherwise securing senior debt of the borrower. Additionally, these loans may have indirect asset coverage through a series of covenants that prohibit additional liens senior to ours on the company’s assets, limit additional debt senior to ours or require maintenance of minimum asset coverage ratios.

We anticipate that these loans will likely be made to energy companies that possess assets that produce sufficient current cash flow and that have sufficient asset value to avoid the issuance of any equity rights that would be dilutive to the equity owners. For example, such loans could be made to a company that needs to access capital to develop non-producing oil and gas reserves but that has sufficient cash flow from its other assets to provide for the payment of the higher recurring cash payments required by this type of instrument. We anticipate that these loans will usually have a term of from 5 to 7 years, but we expect that in many cases these loans will be prepaid before maturity. We expect that in a number of these loans there may be amortization of principal during the life of the loan.

We anticipate that these investments will generally provide us with the highest amount of current income, but the least amount of capital gains of any of the targeted investment structures.

•	Mezzanine Investments

These investments will generally be in the form of subordinated debt or preferred equity, such as redeemable preferred stock, with a meaningful property based equity participation right that may take the form of an overriding royalty, net profits or other direct interest in properties of the portfolio company (or a contract right with terms similar to such interests). In some cases, a warrant or option to purchase equity securities of the portfolio company, or the right to convert into such equity securities, may be obtained in addition to, or in lieu of, a property based equity participation right. In some cases, the property based equity participation right may be detachable, but may also be subject to redemption by the portfolio company at the time of the payment or prepayment of the corresponding subordinated debt. In some cases, the mezzanine investments may be structured as loans that, by their terms, provide us with the option to convert into equity or additional debt securities or defer payments of interest for a number of years after our investment.

We anticipate that these investments will likely be made in energy companies that possess assets that do not produce sufficient current cash flow to amortize the principal throughout the life of a loan, but are sufficient collateral to support the amount of a loan. For example, such an investment could be made in a company that owns proved non-producing oil and gas reserves and requires capital to finance development drilling to initiate the production of the reserves and generate cash flow.

We anticipate that these loans will usually have a term of from 3 to 5 years, but we expect that in many cases these loans will be prepaid before maturity. We expect that amortization of principal will generally be deferred to the later years of these loans or the loans may be structured as non-amortizing.

We anticipate that these investments will generally provide us with the least amount of current income, but the highest amount of capital gains of any of the targeted investment structures.

We will seek to implement or design investment structures that maximize investment returns on a risk-adjusted basis. We will seek to negotiate a structure that protects our rights and manages our risk, while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to obtaining a position in the capital structure of our portfolio companies senior to the underlying equity, we will seek to structure an alignment of interests with the management team of the portfolio company through a meaningful equity ownership by such management team and incorporate structural elements that attempt to further minimize the risk of our investments. The typical structural elements that we would seek to negotiate in connection with our investments are covenants that afford portfolio companies as much flexibility in managing their businesses as possible, while also seeking to preserve our invested capital. Such restrictions may include affirmative and negative covenants, collateral value covenants, default penalties, lien protection, change of control provisions and governance rights, including either board seats or observation rights. Additionally, we may from time to time elect to offer co-investment opportunities to third parties. We expect to hold most of our investments to maturity or repayment, but will sell our investments earlier if circumstances warrant or if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Our Targeted Investment Characteristics

Energy Industry’s Attractive Risk Adjusted Returns

We believe that the risk adjusted returns for our targeted investments in the energy industry have the potential to be more attractive than those of many other industries. In general, energy companies offer greater asset security and more consistent cash flows than many other industries as evidenced by the energy industry’s ranking as the industry with the third lowest corporate bond default rate in 2003, as reported in a recent Moody’s Investors Service, Inc. survey of twenty-two industries.

Collateralized Investments

In general, our targeted investments will be secured by the same assets that would secure traditional senior bank debt, in either a first or second lien position. Usually these assets will be generating cash flow at the time of our investment. In instances where we are providing subordinated debt only and there is senior debt provided by another party, we will generally seek to obtain a second lien on the borrowing company’s assets behind that of the senior lender.

Property Based Equity Interests

The property based equity interests that we anticipate receiving in many of our investments would typically include a direct or indirect interest in the revenues or profits derived from specific assets of the borrowing company, which may be in the form of an overriding royalty or net profits interest, or may be structured as a part of our loan. In general, these interests would entitle us to receive additional payments on a regular basis through the term of the loan based upon the performance of the borrower’s assets and may be coupled with a right to require the borrower’s redemption of the interest at a specified date or we may have the right to sell the interest. We believe that these property based types of equity interests are desirable because they generally provide a regular source of income, such as a monthly royalty payment, that supplements the current income received from our loan. In addition, to the extent property based interests are producing a defined cash flow stream, they provide a more readily determinable basis for realizing value upon their disposition or redemption than would be typical for stock or warrants in small private companies (which typically do not produce income, are junior in the capital structure and are burdened by general and administrative overhead).

Limited Technical and Credit Risk

We intend to target investment opportunities in which the type of technical risk that we will face will primarily consist of the uncertainties inherent in engineering estimates of the quantities of proved reserves of natural resources and in projections of future rates of production and the amount and timing of expenditures required to operate and develop energy assets. Our management team has substantial experience in evaluating these types of risks in the context of making investments. We do not intend to make investments that are solely for the purpose of financing oil and gas exploration, which involves a much higher degree of geological risk, nor do we plan to provide financing solely to support speculative trading in oil, gas, power and/or other commodities. However, some of the companies that we finance may engage in some exploration activities in connection with the normal development of their portfolios of oil and gas properties and will also likely use financial risk management products, such as commodity swaps, to mitigate exposure to commodity price swings.

Proven Management Teams with Focus

We intend to make investments in companies with management teams that have a proven track record of success but with limited access to capital markets. In general, these management teams will often have substantial knowledge and focus in particular regions or with respect to certain types of assets. We expect that our management team’s and NGP’s extensive experience and network of business relationships in the energy industry will allow us to identify management teams that fit these criteria.

Investments

We will seek to create a varied portfolio of targeted investments. We expect most of our investments will be between approximately $10 million to $50 million of capital, on average, in the securities of small and mid-size energy companies. However, we may invest more or less depending on market conditions and our manager’s view of the particular investment opportunity. See “Investment Structure” below for a brief description of the types of targeted investments on which we will focus once we have fully invested the proceeds of this offering in investments meeting our investment objectives.

In addition to our targeted investments, we may invest up to 30% of our portfolio in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity, securities of public energy companies that are not thinly-traded or secondary market purchases of otherwise eligible securities.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. For example, legislation currently pending in Congress would, if adopted, alter the criteria used to determine if a company is an eligible portfolio company under the 1940 Act by permitting qualifying investments to be made by business development companies in publicly-traded companies with market capitalizations of $250 million and less. We cannot assure you that this legislation will be enacted, or if enacted that it would not be materially different than what has been proposed. Nevertheless, if this or other legislation is enacted, new rules are adopted, or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting.

Our Investment Approach

Our investment approach will seek to limit loss potential, while also seeking attractive risk adjusted returns enhanced by participation in the equity upside of our portfolio companies. This is the same investment approach that Messrs. Homier and Bernardy have used in their previous energy finance experience.

In the process of screening and evaluating potential investment opportunities our manager will consider the following general criteria. However, not all of these criteria may be met by each prospective investment.

•	Strong Management. We recognize the importance of strong, committed management teams to the success of an investment and will invest in companies with management teams that generally have strong technical, financial, managerial, and operational capabilities and a competitive edge in certain aspects of their business, which may derive from extensive experience and knowledge in certain geographical areas or superior technological or transactional capabilities.

•	Identified Properties With Development Oriented Risk. Our investment philosophy will place a premium on investments having strong underlying asset values established by engineering and technical analysis, rather than investments that rely solely on rising energy commodity prices, exploratory drilling success, or factors beyond control of the portfolio company. We will focus on companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenues increases driven by improved operations of previously underperforming or underexploited assets. The operational plans will involve implementing engineering and operational plans to increase cash flow through such means as developmental drilling of upstream assets or optimizing the performance of midstream or downstream assets like pipelines, processing plants or power plants that have been underutilized.

•	Capacity To Return Investment Principal. We will perform financial sensitivities analysis when evaluating and structuring investments to analyze the effect of a confluence of unfavorable events on the investment’s ability to return investment principal (for an upstream transaction, events such as poor reserve development coupled with falling commodity prices or higher than expected costs). We will seek to make investments in which the timing of the return of our investment capital may be at risk, but not the return of our capital.

•	Exit Strategy. We will seek to invest in companies that have multiple means of repayment of our investment, including: a steady stream of cash flow; the completion of asset development activities that will allow the company to be able to refinance our facility, often with senior debt; and the sale of the company’s assets or the entire company.

Our manager intends to structure investments having collateral coverage from underlying asset values and cash flows. We intend to perform extensive due diligence, exercise discipline with respect to company valuation and institute appropriate structural protections in our investment agreements. We believe that our management team’s experience in utilizing fundamental engineering and technical analysis of energy assets and experience in dealing with the fundamental dynamics of the energy finance market will allow us to:

•	properly assess the engineering and technical aspects of the identified assets;

•	value the assets and associated cash flows that may collateralize our investments;

•	structure the investments to increase the likelihood of full principal repayment and upside potential; and

•	implement appropriate financial hedging strategies to mitigate the effects of declines in energy prices.

We believe that this approach should also enable our manager to identify attractive investment opportunities throughout the economic cycle.

Competitive Strengths

We believe we have the following competitive strengths:

Extensive Small and Mid-Size Energy Company Sourcing Network

Because of the history, market presence and long term relationships with energy company management teams that NGP and our management team have developed, we believe that we will have greater access to investment opportunities in our target markets than many other providers. We intend to originate a substantial number of our investment opportunities, rather than merely invest as a participant in transactions originated by other firms, which we may do from time to time. Our emphasis on originating investments will increase as our manager builds its investment portfolio and adds additional investment personnel during the next 18 months. We believe that a focus on origination will provide access to targeted investments with premium pricing, and to sources of greater revenues, such as origination and syndication fees, administrative and monitoring fees and similar fees for ancillary services related to the financings, that are generally available to the lead financial sponsor.

Flexible Transaction Structuring Capabilities

We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we expect to be flexible in structuring investments and selecting the types of securities in which we invest. The members of our management team have substantial experience in seeking investments that balance the needs of energy company entrepreneurs with appropriate risk control. In particular, we believe we will be able to customize the investment structure to address entrepreneurs’ frequent concern with ownership dilution while at the same time managing risk through structural protections.

Efficient Tax Structure

As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. By avoiding the payment of such taxes, we can price our investments on terms comparable to our corporate taxpaying competitors, and achieve net investment revenues that are greater than their after tax net revenues. Also, investors in our stock will not be subject to double taxation on dividends, unlike investors in typical corporations. Furthermore, investors in our stock will not be required to recognize UBTI, unlike investors in public master limited partnerships.

Longer Investment Horizon than Private Fund Competitors

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that these funds, together with any capital gains on such investment, can only be invested once and must be returned to investors after a pre-determined time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate attractive risk-adjusted returns on invested capital.

Due Diligence

Our manager will conduct diligence on prospective portfolio companies consistent with the approach used currently by NGP and consistent with the past practices and experience of our management team. In conducting their due diligence, our manager’s investment professionals will use available public information and information obtained from their extensive relationships with former and current management teams, vendors/suppliers to portfolio companies, consultants, competitors, investment bankers and the information obtained from the investment professionals of NGP.

Our manager’s due diligence process will be detailed and highly iterative. Our manager’s investment committee will be informed at the conclusion of the diligence process of critical findings and conclusions. The process will typically include:

•	review of historical and prospective financial information;

•	review and analysis of financial models and projections;

•	for upstream and many midstream investments, review of third party engineering reserve reports and internal engineering reviews;

•	on-site visits;

•	legal reviews of the status of the potential portfolio company’s title to the assets serving as collateral and liens on such assets;

•	environmental assessments of property serving as collateral;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of relevant corporate, partnership and other loan documents; and

•	research relating to the portfolio company’s management and contingent liabilities, including background and reference checks using our management team’s and NGP’s extensive industry contact base and commercial data bases and other investigative sources.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisers, as appropriate.

Ongoing Relationships With Portfolio Companies

Managerial Assistance

As a business development company, we will make available, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial consultation. Our officers (and to the extent permitted under the 1940 Act, our manager) will provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. We expect to be a resource for advice in the following areas: developing strategic plans, designing capital structures, managing finite resources and identifying acquisitions.

Monitoring

Our manager will monitor the development and financial trends of each portfolio company to determine progress relative to meeting the company’s development and business plans and to assess the strength and status of our investment and, if appropriate, institute necessary corrective actions. To accomplish this, we will employ the following processes:

Meetings. We will meet with management regularly during each year.

Periodic Review and Analysis of Financial and Reserve Information. Financial and operating statements will be required monthly or quarterly. Additionally, semi-annual reserve reports will be required for E&P and certain midstream investments. This information will be reviewed and analyzed as follows:

•	Monthly operations reports will be reviewed for compliance with approved budgets and asset development plans;

•	Quarterly financial performance will be reviewed for compliance with plans and covenants; and

•	For E&P and certain midstream investments, twice a year, upon receipt of reserve information, an analysis of reserve information will be undertaken and compared to the approved asset development plan to assess the strength and status of our investment.

Periodic Review by Specialists. Periodic reviews of the portfolio company and its assets by engineers, geologists, accountants, lawyers, investment bankers or other specialists may be necessary from time to time.

Comparisons with Other Benchmark Companies. The performance of the company will be periodically compared to performance of similarly sized companies with comparable assets and businesses to assess performance relative to peers.

Our manager will monitor the financial trends of each portfolio company to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company.

As part of the monitoring process, our manager will continually assess the risk profile of each of our investments and will rate them based on categories similar to the following:

Risk Evaluation System	Summary Description
1	Performing at or above plan; in compliance with asset coverage and/or financial covenants.

2	Performing at or near plan; in compliance with asset coverage and/or financial covenants; performance expected to maintain or improve.

3	Performing at or near plan; in compliance with all principal asset coverage and/or financial covenants; performance expected to maintain or improve.

4	Performing below plan; in compliance with all principal asset coverage and/or financial covenants; performance expected to improve.

5	Watch List. Performing below plan; may be in default of some principal asset coverage and/or financial covenants; performance expected to improve.

6	Watch List. Performing below plan; in default of principal asset coverage and/or financial covenants; returns potentially impaired, but loss of investment principal not expected.

7	Watch List. Performing below plan; in default of principal asset coverage and/or financial coverage covenants; returns impaired, potential impairment of investment principal.

For any investment rated 4 to 7, our manager will increase its level of focus and prepare monthly updates for the investment committee summarizing current operating results, material impending events and recommended actions.

Valuation Process

We will follow a disciplined approach to valuing our portfolio, which will be done in accordance with generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by the board of directors. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations adjusted for appropriate liquidity discounts. However, few of our investments will have market quotations, in which case our board of directors will undertake a multi-step valuation process each quarter for our investments that are not publicly traded, as described below:

•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals responsible for the portfolio investment.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management.

•	Third Party Valuation Activity. We anticipate that, from time to time, our board of directors and valuation committee will retain an independent valuation firm to review on a selective basis the preliminary valuation analysis provided by our investment team.

•	Board of Directors Valuation Committee. The board of directors and its valuation committee will review the preliminary valuation provided by our investment team and the analysis of the independent valuation firm, if applicable.

•	Final Valuation Determination. Our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of the investment team, our valuation committee and the independent valuation firm, if any.

Competition

We believe that we are entering the finance market for small and mid-size energy companies at a favorable time following the exit of a significant number of finance providers during the last three years. At this time, we believe that our primary competitors in this market will consist of fewer than fifteen firms, which include public and private funds, commercial and investment banks, and commercial financing companies. Although these competitors regularly provide finance products to energy companies similar to our targeted investments, a number of them focus on different aspects of this market. We may also face competition from other firms that do not specialize in energy finance but which are substantially larger and have considerably greater financial and marketing resources than we do. Some of our competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company.

Our manager will have access to NGP’s investment professionals should it desire any assistance in assessing investment risks and determining appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationship maintained by NGP and our manager will continue to enable us to identify, and compete effectively for, attractive financing opportunities with small and mid-size energy companies. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to Our Business and Investments—We operate in a highly competitive market for investment opportunities.”

Our Executive Offices

Our principal executive office is currently located at 125 East John Carpenter Freeway, Suite 600, Irving, Texas 75062, telephone number (972) 432-1440. Our principal executive office will be relocated to Houston, Texas shortly following the closing of this offering.

Staffing

John H. Homier, our President and Chief Executive Officer and Richard A. Bernardy, our Secretary, Treasurer and Chief Financial Officer comprise our senior management. Each of our officers also serves as an officer of our manager and our administrator. Our day-to-day investment operations will be managed by our manager. In addition, we will reimburse our manager or our administrator for expenses incurred by them in connection with administering our business. See “Management—Administration Agreement.” Our manager is presently seeking additional personnel to fill some of its key management positions.

Lending License

Given our objective of investing, in part, in debt instruments, we may be required to apply for lending licenses or permits under applicable state laws. We do not presently have, and are not presently seeking, lending licenses in any jurisdiction.

Legal Proceedings

Neither we nor our manager are currently subject to any legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of five members, three of whom are not “interested persons” of NGP Capital Resources Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors

Under our amended and restated charter, upon the closing of this offering our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding our current interested and independent directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested directors
Kenneth A. Hersh	41	Director and Chairman of the Board	2004	2007
David R. Albin	45	Director	2004	2006

Independent directors
Edward W. Blessing	67	Director	2004	2005
C. Kent Conine	49	Director	2004	2006
James R. Latimer, III	58	Director	2004	2007

The address for each director is c/o NGP Capital Resources Company, 125 East John Carpenter Freeway, Suite 600, Irving, Texas 75062.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
John H. Homier	53	President and Chief Executive Officer
Richard A. Bernardy	42	Secretary, Treasurer and Chief Financial Officer

The address for each executive officer is c/o NGP Capital Resources Company, 125 East John Carpenter Freeway, Suite 600, Irving, Texas 75062.

Biographical Information

Directors

Our directors are divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Kenneth A. Hersh. Mr. Hersh is co-Chief Executive Officer of NGP having been involved with the Natural Gas Partners investment funds since the inception of the initial fund in 1988. Mr. Hersh leads NGP from its principal office in Irving, Texas, and is responsible for co-managing the investment portfolio of the NGP funds and investment sourcing and monitoring with Mr. Albin. Prior to joining NGP, Mr. Hersh was employed by the Energy Group within Morgan Stanley & Company’s investment banking division, where he specialized in oil and gas financing and merger and acquisition transactions. Mr. Hersh is a member of the Independent Petroleum Association of America and serves on its Capital Markets Committee. Mr. Hersh serves on the board of Energy Transfer Partners, L.P. and numerous private oil and gas companies. He graduated with a B.A., magna cum laude, from Princeton University in 1985 and earned an M.B.A. from Stanford University in 1989.

David R. Albin. Mr. Albin is co-Chief Executive Officer of NGP having been involved with the Natural Gas Partners investment funds since the inception of the initial fund in 1988. He is responsible for co-managing the investment portfolio of the NGP funds and investment sourcing and monitoring with Mr. Hersh. Prior to joining NGP, Mr. Albin was a partner in the Bass Investment Limited Partnership. Prior to that time, Mr. Albin was a member of the oil and gas group in the investment banking division of Goldman, Sachs & Co. Mr. Albin serves on the board of Energy Transfer Partners, L.P. and numerous private oil and gas companies. He graduated with a B.S. in Physics in 1981 and an M.B.A. in 1985, both from Stanford University.

Independent Directors

Edward W. Blessing. Mr. Blessing is the managing director and an initial founder of Blessing Petroleum Group LLC, a strategic holding company that develops and finances domestic and international petroleum exploration and development prospects, and has been involved with the firm since its formation in 1989. Prior to that time, Mr. Blessing led the formation of Dallas-based Strategic Petroleum Inc., where he served as a director and chief executive officer. During the 1980s, Mr. Blessing led Blessing Petroleum Corporation, an independent oil and gas firm located in Oklahoma City. He served as executive vice president and director of Oklahoma Oil and Gas Company from 1978 to 1980. Prior to that time, Mr. Blessing served as a consultant with McKinsey & Company, Inc. in the company’s New York, Los Angeles and San Francisco offices. Mr. Blessing is active in energy industry affairs, currently serving in numerous positions on committees within the Independent Petroleum Association of America (IPAA). Mr. Blessing received a B.A. in Political Science and Economics from San Diego State University in 1960 and an M.B.A. from Harvard University in 1965.

C. Kent Conine. Mr. Conine is president of Conine Residential Group, a Dallas firm specializing in multi-family development, single-family home building and single-family subdivision development. He is also the Immediate Past President of the 220,000 member National Association of Homebuilders, one of the nation’s largest trade associations. Since 1981, Mr. Conine has been responsible for the construction, management and development of more than 4,000 apartment units and the development of several residential communities with a total of more than 2,500 single-family lots. Mr. Conine is presently a board member of the Home Builders Association of Greater Dallas and a board Member of the Texas Association of Builders. Mr. Conine was recently re-appointed to a six-year term as a board member of the Texas Department of Housing and Community Affairs where he serves as the vice chairman of the board. He also sits on the boards of the National Council of State Housing Agencies, the National Association of Realtors and the Fannie Mae Advisory Board. Mr. Conine received a B.A. in Finance from Texas Tech University in 1976 and is a licensed real estate broker in Texas.

James R. Latimer, III. Mr. Latimer serves as a director of Magnum Hunter Resources, Inc. where he chairs the audit committee and serves on the nominating and corporate governance committee. Previously he was a director of Prize Energy and its audit committee chairman from October 2000 until its acquisition by Magnum Hunter in March 2002. For the past eleven years he has headed Explore Horizons, Incorporated, a privately-held exploration and production company based in Dallas, Texas. He is also a partner in Blackhill Partners, a Dallas-based financial advisory firm serving clients in the energy and technology businesses. Previously, Mr. Latimer was co-head of the regional office of what is now The Prudential Capital Group in Dallas, Texas, which handled energy and other financing for The Prudential Insurance Company. In addition, Mr. Latimer’s prior experience includes senior executive positions with several private energy companies, consulting with the firm of McKinsey & Co., service as an officer in the United States Army Signal Corps, and several corporate directorships.

Mr. Latimer received a B.A. in Economics from Yale University in 1968 and an M.B.A. from Harvard University in 1970. He has received the Chartered Financial Analyst and Certified Public Accountant designations.

Our Manager

Management Team

John H. Homier. Mr. Homier is our President and Chief Executive Officer. He has over 25 years of corporate finance, engineering, credit analysis, business development and management experience in the energy sector. Mr. Homier’s experience includes engineering, evaluating, structuring, negotiating and managing business and investment opportunities, including energy investments totaling approximately $400 million. Prior to joining us, Mr. Homier was a partner in M1 Energy Capital Securities, a broker-dealer specializing in engineering and financial analysis, planning, structuring, and fund raising for oil and gas exploration and production businesses. Mr. Homier founded and led a successful structured/mezzanine oil and gas investment program for Deutsche Bank from 1999 to 2002. During a 13-year period prior to that, Mr. Homier held various management positions with Bank of America Securities and its predecessors. His responsibilities included the initiation and building of a successful structured capital program for investment in oil and gas projects within the bank. Mr. Homier graduated with a B.S. in Civil Engineering from Oklahoma State University in 1973, a M.S. in Geotechnical Engineering from the University of California, Berkeley in 1977 and earned an M.B.A. in Finance and Management from the University of Southern California in 1981. Mr. Homier is a Professional Petroleum Engineer and a CFA Charterholder.

Richard A. Bernardy. Mr. Bernardy is our Secretary, Treasurer and Chief Financial Officer. He has over 18 years of corporate finance, commercial and investment banking and entrepreneurial management experience in the banking and energy sectors. Mr. Bernardy’s expertise includes arranging, structuring, negotiating, documenting and executing single and multi-party transactions for debt and equity instruments in the capital formation of micro-cap through large cap companies, including energy investments totaling approximately $400 million. Prior to joining us, Mr. Bernardy was senior vice president of finance for USBuild Corporation, a private e-commerce company focused on the residential homebuilding sector. Mr. Bernardy was also a partner in M1 Energy Capital Securities, a broker-dealer specializing in engineering and financial analysis, planning, structuring and fund raising for oil and gas exploration and production businesses. Mr. Bernardy was instrumental in creating a successful structured/mezzanine oil and gas investment program for Deutsche Bank from 2000 to 2002. During a 14 year period prior to that, Mr. Bernardy held various positions with Bank of America Securities and its predecessors, in which he was involved in originating, evaluating, and executing senior and mezzanine loans, single bank and syndicated credit facilities, structured transactions, derivatives, high yield debt and private equity. He graduated with a B.S. in Finance and Accounting from Northern Illinois University in 1984 and earned an M.B.A. from DePaul University in 1991.

Investment Committee

The members of our manager’s investment committee are Messrs. Hersh, Homier, Richard L. Covington and William J. Quinn.

Richard L. Covington. Mr. Covington, 46, is a Managing Director of NGP. Mr. Covington joined NGP in 1997. Prior to joining NGP, Mr. Covington was a senior shareholder at the law firm of Thompson & Knight, LLP, in Dallas, Texas. Mr. Covington’s practice at Thompson & Knight was concentrated in corporate and finance transactions, and he served as the primary legal representative on most of NGP’s investments since 1989. Mr. Covington serves on the boards of numerous private energy companies. He graduated from Southern Methodist University with a B.B.A. degree, magna cum laude, in 1980 and a Juris Doctor degree in 1983.

William J. Quinn. Mr. Quinn, 33, is a Managing Director of NGP. Mr. Quinn rejoined NGP in 1998, after obtaining his M.B.A. having previously been an associate from 1995 to 1996. Prior to joining NGP in 1995,

Mr. Quinn was an analyst in the investment banking divisions of Bear Stearns & Co. and BT Securities Corporation. Mr. Quinn serves on the board of numerous private energy companies. He graduated with a B.S.E. in Finance in 1992 from the Wharton School of Business at the University of Pennsylvania and earned an M.B.A. from Stanford University in 1998.

Our manager’s investment decisions will be reviewed and approved by its investment committee prior to consummation, except in situations in which a prospective investment involves a potential conflict of interest with our manager or its affiliates, in which case our independent directors will review the investment decision for us.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs. Blessing, Conine and Latimer, each of whom is independent for purposes of the 1940 Act and the New York Stock Exchange corporate governance regulations. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

Valuation Committee

The members of the valuation committee are Messrs. Hersh and Latimer. The valuation committee is responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. We anticipate that the valuation committee will, from time to time, retain an independent valuation firm to help them on a selective basis in making fair value determinations.

Compensation Committee

The members of the compensation committee are Messrs. Blessing, Conine and Latimer, each of whom is independent for purposes of the 1940 Act and the New York Stock Exchange corporate governance regulations. The compensation committee is responsible for approving the compensation of our officers allocable to us under the administration agreement.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Blessing, Conine and Latimer, each of whom is independent for purposes of the 1940 Act and the New York Stock Exchange corporate governance regulations. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

The nominating and corporate governance committee will consider candidates for board membership suggested by its members and other board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the board should notify the Corporate Secretary or any member of the nominating and corporate governance committee in writing in care of NGP Capital Resources Company, 125 E. John Carpenter Freeway, Suite 600, Irving, Texas 75062. To be considered by the committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our bylaws relating to stockholder nominations as described in “Description of Our Capital Stock—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.” Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Executive Compensation

We have not paid, but may in the future pay, annual compensation to our executive officers for their services as executive officers.

Compensation of Directors

The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2004, assuming that prior to that date the board will meet three times and each committee will meet twice. No compensation is paid to directors who are “interested persons.”

Name	Aggregate Compensation from Us(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Us Paid to Director
Independent directors
Edward W. Blessing	$31,667	—	$31,667
C. Kent Conine	$31,667	—	$31,667
James R. Latimer, III	$33,333	—	$33,333
Interested directors
Kenneth A. Hersh	—	—	—
David R. Albin	—	—	—
Officers
John H. Homier	—	—	—
Richard A. Bernardy	—	—	—

(1)	We are newly organized, and the amounts listed are estimated for the calendar year 2004, assuming service for the remainder of calendar year 2004. For a discussion of the independent directors’ compensation, see below.
(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Each independent director will receive an annual fee of $45,000 in quarterly payments. They will also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with participating in each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with participating in each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $10,000 in quarterly payments and each chairman of any other committee will receive an annual fee of $5,000 in quarterly payments for their additional services in these capacities. In addition, we will purchase directors and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive up to 50% of their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Investment Advisory Agreement

Management Services

NGP Investment Advisor, LP will serve as our manager. Our manager is a newly formed investment adviser that is registered under the Advisers Act. Subject to the overall supervision of our board of directors, our manager will act as investment adviser to us and will manage, or arrange for suitable third parties to manage, the investment and reinvestment of our assets in accordance with our investment objectives and policies. Under the terms of the investment advisory agreement, our manager will provide any and all management and investment advisory services necessary for the operation and conduct of our business and will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of our investments;

•	monitor the performance of, and manage our investments,

•	determine the securities and other assets that we will purchase, retain or sell and the terms on which any such securities are purchased and sold;

•	arrange for the disposition of our investments;

•	recommend to our board of directors the fair value of our investments that are not publicly traded debt or equity securities based on our valuation guidelines;

•	vote proxies in accordance with the proxy voting policy and procedures adopted by our manager; and

•	provide us with such other investment advice, research and related services as our board of directors may, from time to time, reasonably require for the investment of our assets.

Our manager’s services under the investment advisory agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us and directly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. Under the investment advisory agreement and to the extent permitted by the 1940 Act, our manager will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Management Fee

Pursuant to the investment advisory agreement, we will pay our manager a fee for management services consisting of two components—a base management fee and an incentive fee.

Beginning on October 1, 2005 and thereafter, the base management fee will be calculated quarterly as 0.45% of our total assets. Prior to October 1, 2005, the quarterly base management fee will be equal to the lesser of $900,000 or 0.375% of our total assets.

For services provided under the investment advisory agreement during the period commencing from the closing of this offering through and including September 30, 2005, the base management fee will be payable monthly in arrears. For services provided under the investment advisory agreement after that time, the base management fee will be payable quarterly in arrears. Until completion of two full fiscal quarters after the closing of this offering, the total assets upon which the quarterly base management fee will be calculated will be equal to the net proceeds of this offering. Thereafter, the base management fee will be calculated based on the average value of our total assets at the end of the two most recently completed fiscal quarters. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of our net assets (defined as our total assets less total liabilities, determined in accordance with generally accepted accounting principles).

For this purpose, net investment income, means interest income, dividend income and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). Accordingly, we may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculations will be appropriately pro rated for any period of less than three months.

The payment of part of the incentive compensation on a quarterly basis may lead our manager to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends. We will pay our manager an incentive fee with respect to our net investment income in each fiscal quarter, except that our manager has agreed that payment of the investment income related portion of the incentive fee will not commence until October 1, 2005. The incentive fees due in any fiscal quarter thereafter will be calculated as follows:

•	no incentive fee in any fiscal quarter in which our net investment income does not exceed the hurdle rate.

•	20% of the amount of our net investment income, if any, that exceeds the hurdle rate.

These calculations will be appropriately pro rated for any period of less than three months.

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and will equal 20.0% of the following amounts: (1) our realized capital gains for the fiscal year, if any, minus (2) all realized capital losses for such year and minus (3) any increase in unrealized capital depreciation at the end of such year from the prior year. Our manager has agreed that payment of the capital gains related portion of the incentive fee will not commence until 2007 for the fiscal year ending December 31, 2006.

Realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the lesser of (a) the fiscal year-end valuation of the security at the end of the previous fiscal year or (b) our original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the lesser of (a) the fiscal year-end valuation of the security at the end of the previous fiscal year or (b) our original cost for the security. The calculation of realized capital losses for any fiscal year will not take into account capital losses realized in prior years. All fiscal year-end valuations will be determined by us in accordance with generally accepted accounting principals and the 1940 Act.

With respect to unrealized capital depreciation, the amount on which the capital gains incentive fee for any year is calculated will be reduced by any increase during that year in the aggregate unrealized depreciation of our securities (exclusive of any increase in unrealized appreciation of our assets). The investment advisory agreement provides that unrealized capital depreciation on a security will be calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year. We have been advised that the staff of the SEC has recently taken the position that applicable law requires the inclusion in such calculation of all depreciation, whether above or below our original cost. We believe that only depreciation below our original cost should be included in the calculation. We will comply with the final administrative, legislative or judicial determination of this issue.

Our manager has agreed that, beginning two years after the closing of this offering and to the extent permissible under federal securities laws and regulations, including Regulation M, it will use 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5 million in the aggregate) to purchase shares of our common stock in open market purchases through an independent trustee or agent. Any sales of such stock will comply with any applicable six-month holding period under Section 16(b) of the Securities Act and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in this voluntary agreement will not be implemented without at least 90 days’ prior notice to stockholders and compliance with all applicable laws and regulations.

Examples of Incentive Fee Calculation

Investment Income Related Portion of Incentive Fee:

Summary

Set forth below are three examples of the calculation of the quarterly income-related incentive fee, which are summarized in the following table:

	Example 1	Example 2
Net investment income for fiscal quarter	Less than hurdle rate	Exceeds the hurdle rate

Result	No incentive fee	Incentive fee paid totals less than 20% of net investment income

Assumptions and Descriptions

Hurdle rate of return	2.00%

Incentive fee rate	20.0%

Management fee	0.45%	0.45% quarterly base management fee (commencing on October 1, 2005).

Other expenses	0.25%	Administration agreement payments, legal, interest expense, accounting, custodian, transfer agent, etc. Note that 0.25% is an estimate for purposes of this example. Our actual other quarterly expenses may be higher or lower.

Investment income includes interest, dividends and fees (see “Management—Investment Advisory Agreement—Management Fee”) for the fiscal quarter and is expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter. Net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Investment Income

	Example 1	Example 2
Hypothetical investment income	2.20%	3.20%
Less: Management fee	0.45%	0.45%
Less: Other expenses	0.25%	0.25%

Net investment income	1.50%	2.50%

Investment Income Portion of Incentive Fee Calculation

	Example 1	Example 2
Does income exceed hurdle rate?
Net investment income	1.50%	2.50%
Less: Hurdle rate	2.00%	2.00%

Amount in excess of hurdle rate	0.00%	0.50%
Multiplied by incentive fee rate	20.00%	20.00%

Total investment income portion of incentive fee	0.00%	0.10%

Capital Gains Portion of Incentive Fee:

Summary

The hypothetical amounts of realized capital gains, realized capital losses and the change in unrealized capital depreciation in the following example are shown as percentages of net asset value.

Assumptions and Descriptions

Year-end 1—no realized capital gains, 1% realized capital losses and 2% unrealized capital depreciation

Year-end 2—6% realized capital gains, 1% realized capital losses and 1% increase in unrealized capital depreciation from prior year end

Capital gains portion of incentive fee = 20% x (realized capital gains for year - (realized capital losses + increase in unrealized capital depreciation at year end))

Year 1 capital gains portion of incentive fee	= 20% x (0% - (1% +2%))
= 20% x (-3%)
=-0.6%
= no incentive fee

Year 2 capital gains portion of incentive fee	= 20% x (6% - (1% + 1%))
= 20% x 4%
= 0.8%

Payment of Our Expenses

All investment professionals of our management team and their respective staffs, when and to the extent engaged in providing management and investment advisory services necessary for the operation and conduct of our business, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by our manager.

We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	the organization of the company;

•	the initial offering of our common stock;

•	calculating our net asset value on a regular basis (including the cost and expenses of any independent valuation firm);

•	the acquisition and disposition of our investments, including all costs and fees incident to the identification, selection, and investigation of prospective portfolio companies, including associated due diligence expenses such as travel expenses and professional fees;

•	brokerage and commission expense and other transaction costs incident to the acquisition and disposition of investments;

•	expenses incurred by our manager, our administrator or us payable to third parties, including agents, consultants or other advisors, related to, or associated with, providing administrative oversight of our financial and legal affairs and our investments and performing due diligence on our prospective portfolio companies;

•	interest charges and other fees payable on our debt, if any, incurred to finance our investments or otherwise in the operation of our business;

•	subsequent offerings of our common stock or other securities;

•	investment advisory and management fees;

•	payments under our administration agreement, including direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, stationary, supplies, and all other expenses incurred by us or the administrator in connection with administering our business;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	legal and auditing fees (including litigation fees);

•	trade organization expenses;

•	transfer agent and custodial and dividend disbursement fees;

•	providing significant managerial assistance offered to and accepted by our portfolio companies;

•	registration fees;

•	listing fees;

•	all taxes (including transfer taxes and filing fees);

•	independent directors’ fees and expenses;

•	preparing, printing, filing and distributing reports or other documents to our stockholders and the SEC;

•	board and stockholders meetings, proxy solicitations for meetings and attendance expenses for directors;

•	a fidelity bond, directors and officers errors and omissions liability insurance and any other insurance premiums; and

•	all other expenses incurred by us, our manager or our administrator in connection with administering our business.

Duration and Termination

The investment advisory agreement was approved by our board of directors at in-person meetings held on July 16, 2004 and August 12, 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the investment advisory agreement or otherwise as our investment adviser. The investment advisory agreement also provides that our manager and its affiliates (including our administrator) will not be liable to us or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of our investments, or any action taken or omitted to be taken by our manager in connection with the performance of any of its duties or obligations under the investment advisory agreement or otherwise as an investment adviser to us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Organization of Our Manager

Our manager is a newly formed Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal executive office of our manager is currently located at 125 East John Carpenter Freeway, Suite 600, Irving, Texas 75062. The principal executive office of our manager will be relocated to Houston, Texas shortly following the closing of this offering. Our manager is controlled by Natural Gas Partners, L.L.C.

Administration Agreement

Pursuant to a separate administration agreement, our administrator, NGP Administration, LLC, will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, our administrator also will perform, or oversee the performance by third parties of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. To the extent permitted under the 1940 Act, our administrator may also provide, on our behalf, significant managerial assistance to our portfolio companies. Payments under the administration agreement will be equal to the costs and expenses incurred by our manager or our administrator in connection with administering our business. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Our board of directors approved the administration agreement on July 16, 2004. See “—Investment Advisory Agreement—Board Approval of Investment Advisory Agreement and Administration Agreement.”

Indemnification

The administration agreement will provide that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the administration agreement or otherwise as our administrator. The administration agreement also provides that our administrator and its affiliates (including our manager) will not be liable to us or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of our investments, or any action taken or omitted to be taken by our administrator in connection with the performance of any of its duties or obligations under the administration agreement or otherwise as our administrator.

Board Approval of the Investment Advisory Agreement and the Administration Agreement

Our board of directors, including a majority of our independent directors, at an in-person meeting held on July 16, 2004, reviewed and approved the investment advisory agreement and the administration agreement. In reviewing the agreements, the board received information and considered a variety of factors with respect to the fairness and reasonableness of the compensation to be paid to our manager. Based upon its review of the information provided by our manager and legal counsel, and following extensive discussions, the board of directors, including all of the independent directors, concluded that it was satisfied with the nature, extent and quality of the services proposed to be provided by our manager, that the amount and structure of the management fee proposed to be paid was reasonable with respect to the services to be provided and that approving the investment advisory agreement and the administration agreement was in our best interests and those of our stockholders, and approved the investment advisory agreement and the administration agreement.

In considering the approval of the investment advisory agreement and the administration agreement, the board evaluated information and considered various factors, including the following:

•	Services. The board reviewed the nature, extent and quality of the investment advisory and management services proposed to be provided to us by our manager and found them sufficient to encompass the range of services necessary for us to operate.

•	Comparison of Management Fee to Other Firms. The board reviewed and considered comparative data with respect to the amount and structure of the expenses paid by internally managed business development companies for their operations and the management fee arrangements of other externally-managed business development companies, both those in operation and the proposed fee structure, to the extent publicly available, of business development companies in formation. Specifically, the board considered that the external manager of one operating business development company with a similar but more generalized investment strategy than ours charges a 2.0% annual base management fee applied to the total assets of the company, along with an incentive fee structure that is based on a fixed hurdle rate (in some cases at a fixed annual rate of 7% or 8%). Please refer to “—Management Fee” above for a description of some of the terms used relating to management fees.

•	Experience of Management Team and Personnel. The board considered the extensive experience of the members of our management team with respect to the specific types of investments we propose to make, consisting primarily of combinations of debt and equity of the same issuer, and their past experience with similar kinds of investments. The board discussed numerous aspects of the investment strategy with members of the management team. The board also considered the potential flow of investment opportunities resulting from the numerous relationships of the management team, NGP and its affiliates within the investment community.

•	Provisions of Investment Advisory Agreement and Administration Agreement. The board considered the extent to which the provisions of the investment advisory agreement (other than the fee structure which is discussed above) and the administration agreement were comparable to the investment advisory agreements and the administration agreements of proposed peer group business development companies with similar investment strategies and concluded that their terms were satisfactory and in line with market norms. In addition, the board concluded that the services to be provided under the administration agreement were reasonably necessary for our operations, the services to be provided were at least equal to the nature and quality of those provided by the others, and the payment terms were fair and reasonable in light of usual and customary charges.

•	Payment of Expenses. The board considered the manner in which our administrator would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the administration agreement. The board discussed how this structure was comparable to that of other business development companies.

Because of the inherent uncertainties involved in the start-up nature of our business, the board did not consider the costs incurred by our manager to provide services to us and the profit our manager may realize or the extent to which economies of scale may be realized.

Based on the information reviewed and the discussions among the board members, the board of directors, including all of the independent directors who were present at the meeting (representing a majority of all of our independent directors), approved the investment advisory agreement and the administration agreement and concluded that the management fee rates were reasonable in relation to the services to be provided.

License Agreement

We intend to enter into a license agreement with Natural Gas Partners L.L.C. that owns the rights to the “NGP” and “Natural Gas Partners” names pursuant to which we will receive a non-exclusive, royalty-free license to their use in our company name and in connection with our business. Under this agreement, we will have the right to use the “NGP” and “Natural Gas Partners” names so long as NGP Investment Advisors, LP or one of its affiliates remains our manager. Other than with respect to this limited license, we will have no legal right to the “NGP” and “Natural Gas Partners” names. This license agreement will remain in effect for so long as the investment advisory agreement with our manager is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We intend to enter into the investment advisory agreement with our manager, in which our management team will have ownership and financial interests. Our manager’s services under the investment advisory agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us and directly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. In addition, NGP’s private equity funds are permitted to make investments similar to our targeted investments. We do not anticipate that our management team will provide advisory services to other investment vehicles with common investment objectives to ours, and it is our understanding that NGP’s private equity funds have no current intention of making investments similar to our targeted investments. However, if our management team does provide such services to other investment vehicles in the future, our management team and the investment professionals of our manager and its affiliates, including NGP’s private equity funds, might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. We may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with our manager. However, our management team intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we are not disadvantaged in relation to any other client.

Our independent directors will review any investment decisions that may present potential conflicts of interest among our manager and its affiliates and us in accordance with specific procedures and policies adopted by the board. See “Management—Our Manager.”

We intend to enter into a license agreement with Natural Gas Resources, pursuant to which NGP will grant to us a non-exclusive, royalty-free license to use the “Natural Gas Partners” and “NGP” names. In addition, pursuant to the terms of the administration agreement, our administrator will provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. NGP is the sole member of, and controls, our administrator.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately Prior to this Offering		Immediately After this Offering(1)
Name and Address	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage
Natural Gas Partners, L.L.C.	Record and Beneficial	100	100%	100	*

All officers and directors as a group (7 persons)(2)(3)	Record and Beneficial	100	100%	(4)	*

*	Represents less than 1% of our outstanding common stock.
(1)	Assumes issuance of 17,000,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The address for all officers and directors is c/o NGP Capital Resources Company, 125 East John Carpenter Freeway, Suite 600, Irving, Texas 75062.
(3)	Kenneth A. Hersh and David R. Albin may be deemed to be beneficial owners of all shares owned by Natural Gas Partners, L.L.C.
(4)	Reflects shares directors and officers have informed us they intend to purchase in the offering (which they have no obligation to purchase).

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities in NGP Capital Resources Company (1)(2)
Name of Director	Immediately Prior to this Offering	Immediately After this Offering
Interested Directors
Kenneth A. Hersh(3)(4)(5)	$1-$10,000
David R. Albin(3)(4)(5)	$1-$10,000

Independent Directors
Edward W. Blessing	None
C. Kent Conine	None
James R. Latimer, III	None

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
(2)	None of the directors owned any shares as of December 31, 2003 as such date preceded our formation.
(3)	Reflects shares owned of record by Natural Gas Partners, L.L.C.
(4)	Kenneth A. Hersh and David R. Albin may be deemed to be beneficial owners of all shares owned by Natural Gas Partners, L.L.C.
(5)	Reflects shares directors and officers have informed us they intend to purchase in the offering (which they have no obligation to purchase).

OUTSTANDING SECURITIES

The following table sets forth certain information regarding our authorized shares under our charter and shares outstanding as of August 16, 2004.

Title of Class	Shares Authorized	Shares Held by Us	Shares Outstanding Exclusive of Amount Held by Us
Common Stock	1,000(1)	—	100

(1)	Under our amended and restated charter the number of shares authorized will be 250,000,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. Our board of directors, in its sole discretion may decide to determine and publish our net asset value on a more frequent basis.

Value, as defined in the 1940 Act, is (a) the market price for those securities for which a market quotation is readily available and (b) for all other securities and assets, fair value as determined in good faith by our board of directors. Since there will typically be no readily available market value for investments in our portfolio, we will value substantially all of our investments at fair value as determined by our board of directors pursuant to our valuation policy and consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value will be recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We will follow a disciplined approach to valuing our portfolio, which will be done in accordance with generally accepted accounting principles and will rely on multiple valuation techniques and independent appraisals reviewed on a quarterly basis by the board of directors. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations adjusted for appropriate liquidity discounts. Our board of directors will undertake a multi-step valuation process each quarter for our investments that are not publicly traded, as described below:

•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals responsible for the portfolio investment.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management.

•	Third Party Valuation Activity. We anticipate that our board of directors and valuation committee will retain an independent valuation firm to review on a selective basis the preliminary valuation analysis provided by our investment team.

•	Board of Directors Valuation Committee. The board of directors and valuation committee will review the preliminary valuation provided by our investment team and the analysis of the independent valuation firm, if applicable.

•	Final Valuation Determination. Our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of the investment team, our valuation committee and the independent valuation firm, if any.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral; the portfolio company’s enterprise value, historical and projected financial results, ability to make payments, net income, revenue, discounted cash flow, and book value; the markets in which the portfolio company does business; comparison to a peer group of publicly traded securities; the size and scope of the portfolio company and its specific strengths and weaknesses; recent purchases or sales of securities by the portfolio company; recent offers to purchase the portfolio company; and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We intend to establish a dividend reinvestment plan that provides for reinvestment of our dividends and distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have the stockholder’s cash dividend reinvested in shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder, a participant, who has not elected to receive dividends in cash and hold such shares in non-certificated form. A registered stockholder may terminate participation in the plan at any time and elect to receive dividends in cash by notifying the plan administrator and our transfer agent and registrar in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for dividends to stockholders. Within 20 days following receipt of a termination notice by the plan administrator and according to a participant’s instructions, the plan administrator will either: (a) maintain all shares held by such participant in a plan account designated to receive all future dividends and distributions in cash; (b) issue certificates for the whole shares credited to such participant’s plan account and issue a check representing the value of any fractional shares to such participant; or (c) sell the shares held in the plan account and remit the proceeds of the sale, less any brokerage commissions that may be incurred and a $15.00 transaction fee, to such participant at his or her address of record at the time of such liquidation. A stockholder who has elected to receive dividends in cash may re-enroll in the plan at any time by providing notice to the plan administrator.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of newly issued shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average market price per share of our common stock at the close of regular trading on the exchange or market on which our shares of common stock are listed for the five trading days preceding the valuation date for such dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

We may not use newly issued shares to pay a dividend if the market price of our shares is less than our net asset value per share. In such event, the cash dividend will be paid to the plan administrator who will purchase shares in the open market. The allocation of shares to the participants’ plan accounts will be based on the average cost of the shares so purchased, including brokerage commissions. The plan administrator will reinvest all dividends and distributions as soon as practicable, but no later than the next ex-dividend date, except to the extent necessary to comply with applicable provisions of the federal securities laws. Interest will not be paid on any uninvested cash payment.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. When a plan participant withdraws from the plan or when the plan is terminated, the participant will receive a cash payment for any fractional shares of our common stock based on the market price on the date of withdrawal or termination. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

The automatic reinvestment of dividends and distributions will not relieve a participant of any income liability associated with such dividend or distribution. A U.S. Stockholder participating in the plan will be treated for U.S. federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an equal amount to the cash that the participant could have received instead of shares. The tax basis of such shares will equal the amount of such cash. A participant will not realize any taxable income upon receipt of a certificate for whole shares credited to the participant’s account whether upon the participant’s request for a specified number of shares or upon termination of enrollment in the plan. Each participant will receive each year a Form 1099 with respect to the U.S. federal income tax status of all dividends and distributions during the previous year. For tax consequences associated with the dividend reinvestment plan, see the discussion under “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

The tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of the sum of our (a) “investment company taxable income” (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and (b) net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year (unless we have a November or December year end and elect to use the last day of our taxable year for this purpose) and (3) any income realized, but not distributed or deemed distributed, in preceding years. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” Such excise tax would apply only to the excess of the amount constituting the Excess Tax Avoidance Requirement over the amount of income we distribute (or are deemed to distribute) to our stockholders. While we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that we will not be able to make sufficient distributions in order to avoid such tax.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses.

•	We refer to these tests as the Diversification Tests.

In the case of a regulated investment company that furnishes capital to development corporations, there is an exception to the rule relating to the Diversification Tests. This exception is available only to registered management investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available. A company that receives such certification is entitled to include, in the computation of the 50% of the value of its assets (described in the first bullet point above), the value of any securities of an issuer, whether or not it owns more than 10% of the outstanding voting securities of the issuer, if the basis of the securities when added to the basis of any other securities of the issuer that the company owns, does not exceed 5% of the value of its total assets.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15%, if the distributions are attributable to common stock held by the U.S. stockholder for more than one year. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations.

Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Due to the nature of our expected investments, dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. stockholder. In such latter case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on your sale of our common stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock and your holding period for such common stock and you held more than 5% of our common stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Generally, distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. For non-corporate stockholders, this dividend income would be eligible for the 15% maximum rate applicable to “qualified dividends.” Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation recognized during the succeeding 10-year period on our assets, unless we make a special election to pay corporate-level tax on any such unrealized appreciation.

Other Taxation

Our stockholders may be subject to state, local and foreign taxes on their distribution from us. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in our shares.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 1,000 shares of stock, par value $.001 per share, all of which is initially classified as common stock. Prior to the consummation of this offering, we will amend and restate our charter, which will increase our authorized capital stock to 250,000,000 shares of stock, par value $.001 per share, all of which will initially be classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our amended and restated charter, our board of directors will be authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our amended and restated charter will provide that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our amended and restated charter will authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our amended and restated charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We currently have no plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our amended and restated charter will contain such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our amended and restated charter will authorize us, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our amended and restated charter and our bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our amended and restated charter will not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in any such capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with each of our directors and executive officers, as well as our manager and its directors, officers, employees and affiliates. The indemnification agreements require, among other things, that we indemnify such persons to the fullest extent permitted by law, and advance to such persons all related expenses, subject to reimbursements if it is subsequently determined that indemnification is not permitted. Under these agreements, we must also indemnify and advance all expenses incurred by such persons seeking to enforce their rights under the indemnification agreements, and may cover our directors and executive officers under our directors’ and officers’ liability insurance. Although the form of indemnification agreement offers substantially the same scope of coverage afforded by law, it provides greater assurance to our directors and executive officers and such other persons that indemnification will be available because, as a contract, it cannot be modified unilaterally in the future by our board of directors or the stockholders to eliminate the rights it provides.

Provisions of the Maryland General Corporation Law and our Amended and Restated Charter and Bylaws

The Maryland General Corporation Law and our amended and restated charter and our bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Upon the closing of this offering, our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and each year one class of directors will be elected by the stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our amended and restated charter and our bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the amended and restated charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our amended and restated charter will provide that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than seven. Our amended and restated charter will provide that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General

Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our amended and restated charter will provide that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the charter provides for action by less than unanimous consent, which our amended and restated charter will not. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our amended and restated charter will generally provide for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our amended and restated charter will also provide that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” will be defined in our amended and restated charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our amended and restated charter and our bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our amended and restated charter will provide that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws provide that any and all acquisitions by any person of shares of our stock are exempt from the Control Share Acquisition Act. However, there can be no assurance that our board of directors may not in the future amend our bylaws to repeal or modify this exemption, making us subject to the Control Share Acquisition Act. However, our board of directors will not amend our bylaws to make us subject to the Control Share Acquisition Act unless our board of directors determines that it would be in our best interests based upon their determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

The Maryland Business Combination Act provides that certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors will adopt a resolution exempting any business combination with any person from the Business Combination Act, provided that any business combination is first approved by the board of directors, including approval of a majority of the members of the board of directors who are not interested persons of the acquiring person. This resolution may be altered or repealed, in whole or in part, at any time by our board of directors.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our amended and restated charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We have elected to be treated as a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. By electing to be treated as a business development company, we will be subject to various provisions of the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. We may not change the nature of our business so as to cease to be, or withdraw our election to be treated as, a business development company without first obtaining the approval of a majority of our outstanding voting securities.

The Advisors Act generally prohibits investment advisers from entering into investment advisory contracts with an investment company that provides for compensation to the investment adviser on the basis of a share of capital gains or capital appreciation of the funds or any portion of the funds of the investment company. However, the Advisers Act does permit the payment of compensation based on capital gains in an investment advisory contract between an investment adviser and a business development company. We have elected to be treated as a business development company in order to provide incentive compensation to our manager based on the capital appreciation of our portfolio.

The following is a brief description of the 1940 Act, and is qualified in its entirety by reference to the full text of the 1940 Act and the rules thereunder.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except (a) that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, (b) to the extent we purchase or receive warrants to purchase the common stock of our portfolio companies or conversion privileges in connection with acquisition financing or other investments, and (c) in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally are prohibited from (a) acquiring more than 3% of the voting stock of any registered investment company, (b) investing more than 5% of the value of our total assets in the securities of one investment company, or (c) investing more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We also do not intend to (a) purchase or sell real estate or interests in real estate or real estate investments trusts (except to the extent that oil or gas royalty, net profits, or leasehold interests may be considered interests in real estate), (b) sell securities short (except with respect to managing risks associated with publicly traded securities issued by portfolio companies), or (c) purchase securities on margin (except to the extent that we purchase securities with borrowed money or we grant a security interest in our assets (including our portfolio securities) to a lender). None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

A business development company must be organized and have its principal place of business in the United States and operated for the purpose of investing in securities of certain present and former “eligible portfolio companies” (as described in 1, 2, and 3 below) or certain bankrupt or insolvent companies, and must make available significant managerial assistance to its portfolio companies. A business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

1. Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a) is organized under the laws of, and has its principal place of business in, the United States or any state;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) either: (i) does not have any class of securities with respect to which a broker or dealer may extend margin credit; (ii) is controlled by us or a group of companies including us and an affiliated person of us is a director of the eligible portfolio company; (iii) is a small and solvent company that has total assets of not more than $4 million and capital and surplus of not less than $2 million, or (iv) meets such other criteria as may be established by the SEC.

2. Securities of any eligible portfolio company that we control.

3. Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4. Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5. Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6. Cash, cash equivalents, U.S. Government securities or high-quality debt maturing in one year or less from the time of investment.

Control is presumed to exist where we own more than 25% of the outstanding voting securities of a portfolio company. The 1940 Act prohibits or restricts us from investing in certain types of companies such as brokerage firms, insurance companies, investment banking firms, and investment companies. See “Risk Factors—Legal and Tax Risks—Uncertainty as to the application of aspects of the federal margin rules may make it difficult for us to determine which companies would qualify as eligible portfolio companies that satisfy the statutory requirement for our investments. Therefore, unless the uncertainty is resolved, whether by statutory amendment, through governmental rulemaking or otherwise, we may be hindered in identifying companies qualifying as eligible portfolio companies and delayed in investing our capital, which could have a material adverse effect on our results of operations, our ability to pay dividends and the value of our common stock.”

Non-Qualifying Assets

We may invest up to 30% of our total assets in assets that are not qualifying assets and are not subject to the limitations referenced above in order to seek to enhance returns to stockholders. These investments may include investments in asset-backed securities, financial guarantees, high-yield bonds, distressed debt, bridge loans, lease assets, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise qualifying assets.

Our investment strategy anticipates that many of our investments will include direct or indirect interests in the revenues or profits derived from specific assets of portfolio companies such as overriding royalty or net profits interests. As noted above, for our targeted investments to qualify as “qualifying assets,” they generally must be “securities” as defined in the 1940 Act.

There is no statutory or regulatory definition of security that specifically provides that overriding royalty or net profits interests are securities under the 1940 Act. In addition, there are certain judicial decisions that create uncertainty as to whether investments in overriding royalty or net profits interests are securities. Because of this uncertainty, we intend to treat overriding royalty and net profits interests as non-qualifying assets unless a subsequent judicial decision or regulatory action determines that such interests are securities or we obtain an interpretive or no-action letter from the SEC.

If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% Test, as a business development company, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than certain small and solvent companies described above) significant managerial assistance. Making available significant managerial assistance means, among other things, (1) any arrangement whereby we, through our directors, officers or employees, offer to provide, and, if accepted, do so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, (2) the exercise of a controlling influence over the management or policies of a portfolio company by us acting individually or as part of a group acting together to control such company, or (3) with respect to SBICs, the making of loans to a portfolio company. We may satisfy the requirements of clause (1) with respect to a portfolio company by purchasing securities of such company as part of a group of investors acting together if one person in such group provides the type of assistance described in such clause. However, we will not satisfy the general requirement of making available significant managerial assistance if we only provide such assistance indirectly through an investor group. We need only extend significant managerial assistance with respect to portfolio companies that are treated as “qualifying assets” for the purpose of satisfying the 70% Test.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Co-Investments

The 1940 Act contains certain prohibitions relating to co-investments by us and NGP affiliates. Although NGP’s private equity funds may make investments in securities like our targeted investments, these funds seek rates of return substantially in excess of those we seek and focus primarily on investments in common equity or other junior securities in the capital structure in order to achieve their targeted rates of return. To the extent that NGP encounters investment opportunities that are primarily in our targeted investments, the NGP private equity funds will not pursue these opportunities and NGP will refer them to us for our evaluation. It is possible that we may have an opportunity to invest in a company in which an NGP private equity fund is also making an investment, although we do not currently anticipate encountering any significant number of these situations. An example could be a situation in which an energy company was seeking both debt capital, similar to our targeted investments, and equity capital, similar to that typically provided by the NGP private equity funds. Another example could be a situation in which an NGP private equity fund was seeking co-investors for an equity investment that is outside of our targeted investments, but which would be attractive to us.

Generally we may participate in a co-investment with NGP and its affiliates only in accordance with the rules and regulations prescribed by the SEC for the purpose of preventing participation by a business development company in such a transaction on a basis less advantageous than that of the other parties to the transaction. If we wish to make a co-investment with NGP or one of its affiliates and there is no regulatory authority to permit such a co-investment without the approval of the SEC, we may seek an order from the SEC permitting the specific investment. Depending on the particular situation, we may elect to seek such an order for a particular transaction or we may elect to seek a blanket order exempting certain classes of transactions that have substantially the same characteristics. Although the SEC has granted similar relief to other business development companies on a transaction by transaction basis in the past, we cannot be certain that our application for such relief on a single transaction will be granted or what conditions may be imposed by the SEC, nor can we have any certainty on the granting of any such blanket order. Moreover, the length of time to obtain such an order may make it impracticable. If the requested order were not sought or not obtained, then in a situation in which an energy company was seeking both debt and equity capital, such company would make the determination as to whether it would proceed with obtaining capital from us in a targeted investment or alternatively from an NGP private equity fund in an equity investment.

Senior Securities

We will be permitted, under specified conditions, to issue multiple classes of senior indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Business and Investments—If we issue senior securities, such as debt or preferred stock, we will be exposed to additional risks, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.”

Sale and Purchase of Shares

We may sell shares of our common stock at a price below our prevailing net asset value per share only upon the approval of the policy by security holders holding a majority of the shares we have issued, including a majority of shares held by nonaffiliated security holders except in connection with an offering to our existing stockholders (including a rights offering), upon conversion of a convertible security, or upon exercise of certain warrants. We may repurchase our shares subject to the restrictions of the 1940 Act.

Code of Ethics

We and our manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of our joint code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our manager. Our manager’s proxy voting policies and procedures are summarized below.

The manager reviews each proxy proposal to determine whether the proposal is in our best interests. The manager will, in a prudent and diligent manner, vote proxies in our best interest consistent with the objective of maximizing long-term investment returns. We may provide the manager with a statement of voting policy, which the manager will follow unless to do so would be inconsistent with applicable laws or regulations or the manager’s fiduciary responsibility. In effecting its policy on voting proxies, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between the manager and us. Where a potential conflict of interest exists, our manager will, resolve it by (1) voting matters that are specifically covered by the manager’s policies and procedures in accordance with such policies or procedures, or (2) notifying us of the conflict and voting in accordance with the instructions of our board of directors. While our manager may retain an outside service to provide voting recommendations and to assist in analyzing votes, our manager will not delegate its voting authority to any third party.

An officer of our manager will keep a written record of how all such proxies are voted. Our manager will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (unless available on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on our behalf, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our manager may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our manager’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our manager will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or our best interests.

In reviewing proxy issues, our manager generally will use the following guidelines:

Routine Matters. When voting on routine ballot items, the following proposals are generally voted in support of management: (1) uncontested elections of directors; (2) selection or ratification of auditors; (3) approval of financial statements, directors, and auditor reports; (4) limiting directors’ liability and broadening indemnification of directors; (5) recommendations to set retirement ages or require specific levels of stock ownership by directors; (6) general updating/corrective amendments to the charter; (7) elimination of cumulative voting or preemptive rights; and (8) proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

Non-routine Proposals Voted in Support of Management. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a stockholder, are generally voted in support of management: (1) capitalization changes that eliminate other classes of stock and voting rights; (2) proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (a) a clear and legitimate business purpose is stated, (b) the number of shares requested is reasonable in relation to the purpose for which authorization is requested, (c) the authorization does not exceed 100% of the shares currently authorized and (d) at least 30% of the new authorization will be outstanding; (3) proposals to create new classes of preferred stock or for issuances of preferred stock up to 50% of issued capital; (4) proposals for share repurchase plans; (5) proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock; (6) proposals to effect stock splits; (7) director fees, provided the amounts are not excessive relative to other companies in the country or industry; (8) employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees; and (9) establishment of employee stock option plans and other employee ownership plans.

Non-routine Proposals Voted Against. The following non-routine proposals are generally voted against (notwithstanding management support): (1) capitalization changes that add classes of stock that substantially dilute the voting interests of existing stockholders; (2) proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super-voting rights; (3) creation of “blank check” preferred stock, (4) changes in capitalization by 100% or more; (5) compensation proposals that allow for discounted stock options that have not been offered to employees in general; (6) amendments to bylaws that would require a supermajority stockholder vote to pass or repeal certain provisions; and (7) proposals to indemnify auditors.

Non-routine Proposals Considered on a Case-by-Case Basis. The following types of non-routine proposals are voted as determined by our manager: (1) mergers, acquisitions, and other special corporate transactions; (2) change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to stockholders if triggered; (3) stockholders rights plans that allow appropriate offers to stockholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding; (4) executive/director stock option plans; (5) proposals requiring stockholder ratification of poison pills; and (6) anti-takeover and related provisions that serve to prevent the majority of stockholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

Stockholder Proposals. The following stockholder proposals will be voted as determined by our manager: (1) proposals that limit tenure of directors; (2) proposals to limit golden parachutes; (3) proposals requiring directors to own large amounts of stock to be eligible for election; (4) restoring cumulative voting in the election of directors; (5) proposals that request or require disclosure of executive compensation in addition to the disclosure required by the “SEC” regulations; (6) proposals that limit retirement benefits or executive compensation; (7) proposals requiring stockholder approval for bylaw or charter amendments; (8) proposals requiring stockholder approval for stockholder rights plan or poison pill; (9) proposals requiring stockholder approval of golden parachutes; (10) proposals eliminating certain anti-takeover related provisions; and (11) proposals prohibiting payment of greenmail. The following stockholder proposals are generally not supported: (1) requirements that the portfolio company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional stockholders; (2) restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact on the stockholders; and (3) proposals that require inappropriate endorsements or corporate actions.

Affiliated Transactions

Many of the transactions involving us and our affiliates (as well as affiliates of such affiliates) which were prohibited without the prior approval of the SEC under the 1940 Act prior to its amendment by the Small Business Investment Incentive Act of 1980 now require the prior approval of a majority of the disinterested directors and a majority of the directors having no financial interest in the transactions. However, certain transactions involving closely affiliated persons to us, including our manager, still require the prior approval of the SEC. In general (a) any person who owns, controls, or holds with power to vote more than 5% of our outstanding shares of common stock, (b) any of our directors or executive officers, and (c) any person who directly or indirectly controls, is controlled by or is under common control with us, must obtain the prior approval of a majority of our directors and, in some situations, the prior approval of the SEC, before engaging in certain transactions involving us or any company we control. In accordance with the 1940 Act, a majority of our directors must be persons who are not “interested persons” as defined in the 1940 Act. Except for certain transactions that must be approved by the directors, the 1940 Act generally does not restrict transactions between us and our portfolio companies.

Limited Interpretation of the 1940 Act

Even though the provisions of the 1940 Act establishing and regulating business development companies were adopted by Congress in 1980, there are no judicial and few administrative interpretations of portions of the legislation. In addition, because of recent activity by a number of companies wishing to make public offerings as business development companies, the SEC has intensified its review of registration statements filed by business development companies and their operations. There is no assurance that the provisions of the 1940 Act applicable to us will be interpreted or administratively implemented in a manner consistent with our objectives and intended manner of operation.

Other

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our manager will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act will require us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the New York Stock Exchange has adopted corporate governance changes to their listing standards. We will adopt policies and procedures required for compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 17,000,100 shares of our common stock will be outstanding, based on the number of shares outstanding on             , 2004, assuming no exercise of the underwriter’s over-allotment option. Of these shares, 17,000,000 shares of our common stock included in the 17,000,000 shares sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less the number of shares purchased by our employees, affiliates and other persons selected by our manager for whom shares were reserved. Any shares purchased in this offering by our employees, affiliates and other persons selected by our manager will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

American Stock Transfer & Trust Company, or AST, will act as our transfer agent, dividend paying agent and registrar. The address of AST is: 59 Maiden Lane, New York, New York 10038. We intend to enter into a safekeeping or custody agreement with a bank or other company whose functions and facilities are supervised by federal or state authority for the purposes of maintaining custody of our securities and other investments in accordance with applicable SEC regulations.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our manager may select a broker based partly upon brokerage or research services provided to our manager and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our manager determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Subject to the terms and conditions of an underwriting agreement, which will be filed as an exhibit to the registration statement relating to this prospectus, the underwriters named below, for whom Raymond James & Associates, Inc. is acting as representative, have severally agreed to purchase from us the respective number of shares of common stock set forth opposite their names below:

Underwriter	Number of Shares
Raymond James & Associates, Inc.

Total	17,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase and accept delivery of the shares of common stock offered by this prospectus are subject to approval by their counsel of legal matters and to other conditions set forth in the underwriting agreement. The underwriters are obligated to purchase and accept delivery of all of the shares of common stock that they have agreed to purchase under the underwriting agreement, if any of the shares of common stock are purchased, other than those covered by the over-allotment option described below.

Our underwriting agreement provides that it may be terminated in the absolute discretion of the representative, without liability on the part of our underwriters or our manager under certain conditions by notice to us or our manager.

Commissions and Expenses

The following table shows the amount per share and total underwriting discounts and commissions we will pay to the underwriters. The amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option.

		Total
	Per Share	No Exercise	Full Exercise
Public offering price	$15.00	$255,000,000	$293,250,000
Underwriting discount to be paid by us	$1.05	$17,850,000	$20,527,500
Proceeds, before expenses, to us	$13.95	$237,150,000	$272,722,500

The underwriters propose to offer the shares of our common stock directly to the public at the public offering price indicated on the cover page of this prospectus and to various dealers at that price less a concession not in excess of $             per share. The underwriters may allow, and the dealers may re-allow, a concession not in excess of $             per share to other dealers. If all of the shares of our common stock are not sold at the public offering price, the representative may change the public offering price and other selling terms. The shares of our common stock are offered by the underwriters as stated in this prospectus, subject to receipt and acceptance by the underwriters. The underwriters reserve the right to reject an order for the purchase of shares of our common stock in whole or in part. In connection with the offering, we except to incur expenses of approximately $2,300,000.

Investors must pay for any shares of our common stock purchased on or before                     , 2004. We will not pay a sales load. Instead, our manager has agreed to pay a one-time fee to the underwriters upon the closing of the offering equal to 7.00% of the offering price or $1.05 for each share of our common stock as underwriting compensation.

Discretionary Accounts

The representative has advised us that the underwriters may confirm sales of the common stock offered by this prospecuts to accounts over which they exercise discretionary authority, but do not expect those sales to exceed 5% of the total number of shares of our common stock offered by this prospectus.

Over-allotment Option

We have granted the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase from time to time up to an aggregate of 2,550,000 additional shares of our common stock to cover over-allotments, if any, at the public offering price less the underwriting discounts set forth on the cover page of this prospectus. If the underwriters exercise this option, each underwriter, subject to certain conditions, will become obligated to purchase its pro rata portion of these additional shares of our common stock based on the underwriter’s percentage purchase commitment in this offering as indicated in the table above. The underwriters may exercise the over-allotment option only to cover over-allotments made in connection with the sale of the common shares offered in this offering.

Lock-up Agreement

We and our manager (including our respective officers and directors) have agreed with the underwriters, for a period of 180 days after the date of this prospectus, not to issue, sell, offer, contract to sell, pledge, grant any option to purchase, or otherwise dispose of or transfer, any share of our common stock or securities convertible into or exchangeable for shares of our common stock (other than pursuant to the over-allotment option granted to the underwriter and pursuant to our dividend reinvestment plan), or file any registration statement with the Securities and Exchange Commission, without the prior written consent of Raymond James & Associates, Inc. However, Raymond James & Associates, Inc. may, in its sole discretion and at any time without notice, release all or any portion of the securities subject to this agreement.

Directed Share Program

At our request, the underwriters have reserved up to 850,000 shares of our common stock being offered by this prospectus for sale to our directors and officers and certain other parties related to our manager at the public offering price. The sales will be made by the underwriters through a directed share program. We do not know if these persons will choose to purchase all or any portion of these reserved shares of our common stock, but any purchases they make will reduce the number of shares available to the general public. To the extent the allotted shares are not purchased in the directed share program, we will offer these shares to the public. These persons must commit to purchase no later than the close of business on the day following the date of this prospectus. Any directors, officers, parties related to our manager or other persons purchasing such reserved common stock will be prohibited from selling such stock for a period of 180 days after the date of this prospectus. The shares of common stock issued in connection with the directed share program will be issued as part of the underwritten offer.

Offering Price Determination

Prior to the offering, there has been no public market for the shares of our common stock. Consequently, the initial public offering price for the shares of our common stock has been determined by negotiations among us, our manager and the underwriters. Among the primary factors considered in determining the initial public offering price were:

•	information in this prospectus and otherwise available to the underwriters;

•	the present stage of our development and our capital structure;

•	the ability of our manager;

•	estimates of our business potential and our prospects for our future revenues and earnings;

•	the general prevailing condition of the securities markets at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of companies that we, our manager and the underwriter believe to be comparable to us; and

•	other factors deemed relevant by the underwriter, us and our manager.

There can be no assurance, however, that the price at which the shares of our common stock will sell in the public market after this offering will not be lower than the price at which the shares of our common stock are sold by the underwriter or that an active trading market in the shares of our common stock will develop and continue after this offering. Shares of closed-end investment companies frequently trade at a discount to their net asset value.

Listing

We intend to apply to list shares of our common stock on the New York Stock Exchange under the symbol “NGC.”

Indemnification

Under our underwriting agreement, we and our manager have each agreed to indemnify the underwriters (or contribute to losses with respect to) various liabilities, including liabilities under the Securities Act for errors and omissions in this prospectus or the registration statement of which this prospectus is a part, and liabilities incurred in connection with the directed share program described above. However, we will not indemnify the underwriters if the error or omission was the result of information the underwriters supplied to us in writing for inclusion in this prospectus or the registration statement. If we cannot indemnify the underwriters, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities. Our contribution would be in the proportion that the proceeds (after underwriting discounts and commissions) that we receive from this offering bear to the proceeds (from underwriting discounts and commissions) that the underwriters receive. If we cannot contribute in this proportion, we will contribute based on the respective faults and benefits, as set forth in the underwriting agreement.

Trading Market, Stabilization, Short Positions and Penalty Bids

The underwriters may make a market in the shares of our common stock after trading in the shares of our common stock has commenced on the New York Stock Exchange. The underwriters are, however, not obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the shares of our common stock as a result of any market-making activities undertaken by the underwriter. This prospectus is to be used by the underwriters in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares of our common stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

Until the offering is completed, rules of the Securities and Exchange Commission may limit the ability of the underwriters and various selling group members to bid for and purchase our common shares. As an exception to these rules, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	short sales,

•	syndicate covering transactions,

•	imposition of penalty bids, and

•	purchases to cover positions created by short sales.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while the offering is in progress. Stabilizing transactions may include making short sales of our common stock, which involve the sale by the underwriter of a greater number of shares of common stock than it is required to purchase in the offering, and purchasing common stock from us or in the open market to cover positions created by short sales. Short sales may be “covered” shorts, which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked” shorts, which are short positions in excess of that amount.

The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase shares pursuant to the over-allotment option.

A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market that could adversely affect investors who purchase in the offering. To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover such position.

The underwriters may also impose a penalty bid on selling group members. This means that if the underwriters purchase shares in the open market in stabilizing transactions or to cover short sales, the underwriters can require the selling group members that sold those shares as part of this offering to repay the selling concession received by them.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If the underwriters commence these activities, they may discontinue them without notice at any time. The underwriters may carry out these transactions on the NYSE, in the over-the-counter market or otherwise.

Electronic Distribution

A prospectus in electronic format may be available on the Internet sites or through other online services maintained by the underwriter or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view the preliminary prospectus and the final prospectus online and, depending upon the underwriter or particular selling group member, prospective investors may be allowed to place orders online. The underwriter may agree with us to allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations. In addition, the underwriter participating in this offering may distribute prospectuses electronically.

Other than the prospectus in electronic format, the information on the underwriter’s or any selling group member’s website and any information contained in any other website maintained by the underwriter or any selling group member is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved or endorsed by us or the underwriter or any selling group member in its capacity as underwriter or selling group member and should not be relied upon by investors.

LEGAL MATTERS

Certain legal matters will be passed upon for us by our counsel, Thompson & Knight L.L.P., Dallas, Texas and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Baker Botts L.L.P., Dallas, Texas.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP is the independent registered accounting firm of NGP Capital Resources Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0030. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

NGP Capital Resources Company:

We have audited the accompanying balance sheet of NGP Capital Resources Company (the Company) as of August 6, 2004. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit of a balance sheet includes examining, on a test basis, evidence supporting the amounts and disclosures in that balance sheet. An audit of a balance sheet also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of NGP Capital Resources Company as of August 6, 2004, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Fort Worth, Texas

August 16, 2004

NGP Capital Resources Company

Balance Sheet

August 6, 2004

Assets
Cash	$1,500

Total assets	$1,500

Net Assets
Net assets (100 shares of common stock issued and outstanding, par value of $.001 per share; 1,000 shares authorized)	$1,500

Net asset value per share	$15

See accompanying notes to balance sheet.

NGP Capital Resources Company

Notes to Balance Sheet

August 6, 2004

1. ORGANIZATION

NGP Capital Resources Company (the “Company”) was organized as a Maryland corporation in July 2004. The Company has had no operations other than the sale and issuance of 100 shares of common stock at an aggregate purchase price of $1,500 to Natural Gas Partners, L.L.C, which formed and owns the manager of the Company, NGP Investment Advisor, L.P. (the “Manager”).

2. ACCOUNTING POLICIES

The preparation of a balance sheet in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and net assets at the date of the balance sheet. Actual results could differ from these estimates.

3. AGREEMENTS

The Company intends to enter into an investment advisory agreement with the Manager under which the Manager, subject to the overall supervision of the Company’s board of directors, will manage the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Manager will receive a fee from the Company, consisting of two components (net of defined fees received by the Manager)—a base management fee and an incentive fee.

Under the proposed investment advisory agreement, beginning on October 1, 2005 and thereafter, the base management fee will be calculated quarterly as 0.45% of total assets of the Company. Prior to October 1, 2005, the quarterly base management fee will be equal to the lesser of $900,000 or 0.375% of the Company’s total assets. For services provided under the investment advisory agreement during the period commencing from the closing of the Company’s initial public offering (the “Offering”) through and including September 30, 2005, the base management fee will be payable monthly in arrears. For services provided under the investment advisory agreement after that time, the base management fee is to be payable quarterly in arrears. Until completion of two full fiscal quarters after the closing of the Offering, the total assets upon which the quarterly base management fee will be calculated will be equal to the net proceeds of the Offering. Thereafter, the base management fee will be calculated based on the average value of the Company’s total assets at the end of the two most recently completed fiscal quarters. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee under the proposed investment advisory agreement consists of two parts. The first part, which is calculated and payable quarterly in arrears, will equal 20% of the excess, if any, of the Company’s net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of the Company’s net assets.

For this purpose, net investment income, means interest income, dividend income and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). Accordingly, the Company may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

NGP Capital Resources Company

Notes to Balance Sheet—(Continued)

August 6, 2004

The payment of part of the incentive compensation on a quarterly basis may lead the Manager to accelerate or defer interest payable by the Company’s portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends. The Company will pay the Manager an incentive fee with respect to the Company’s net investment income in each fiscal quarter. The Manager has agreed that payment of the investment income related portion of the incentive fee will not commence until October 1, 2005. The incentive fees due in any fiscal quarter thereafter will be calculated as follows:

•	no incentive fee in any fiscal quarter in which our net investment income does not exceed the hurdle rate.

•	20% of the amount of the Company’s net investment income, if any, that exceeds the hurdle rate.

These calculations will be appropriately pro rated for any period of less than three months.

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and will equal 20% of the following amounts: (1) the Company’s realized capital gains for the fiscal year, if any, minus (2) all realized capital losses for such year and minus (3) any increase in unrealized capital depreciation at the end of such year from the prior year. The manager has agreed that payment of the capital gains related portion of the incentive fee will not commence until 2007 for the fiscal year ended December 31, 2006.

Realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the lesser of (a) the fiscal year-end valuation of the security at the end of the previous fiscal year or (b) the Company’s original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the lesser of (a) the fiscal year-end valuation of the security at the end of the previous fiscal year or (b) the Company’s original cost for the security. The calculation of realized capital losses for any fiscal year will not take into account capital losses realized in prior years.

With respect to unrealized capital depreciation, the amount on which the capital gains incentive fee for any year is calculated will be reduced by any increase during that year in the aggregate unrealized depreciation of the Company’s securities (exclusive of any increase in unrealized appreciation of our assets). The investment advisory agreement provides that unrealized capital depreciation on a security will be calculated as the amount by which the Company’s original cost of such security exceeds the fair value of such security at the end of a fiscal year. The Company has been advised that the staff of the Securities and Exchange Commission (“SEC”) has recently taken the position that applicable law requires the inclusion in such calculation of all depreciation, whether above or below the Company’s original cost. The Company believes that only depreciation below the Company’s original cost should be included in the calculation. The Company will comply with the final administrative, legislative or judicial determination of this issue.

The Manager has agreed that, beginning two years after the closing of the Offering and to the extent permissible under federal securities laws and regulations, including Regulation M, it will utilize 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5 million in the aggregate) to purchase shares of the Company’s common stock in open market purchases through an independent trustee or agent. Any sales of such stock will comply with any applicable six-month holding period under Section 16(b) of the Securities Act of 1933 and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in this voluntary agreement will not be implemented without at least 90 days’ prior notice to stockholders and compliance with all applicable laws and regulations.

NGP Capital Resources Company

Notes to Balance Sheet—(Continued)

August 6, 2004

The Company intends to enter into an administration agreement with the Manager, under which the Manager will furnish the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and will perform, or oversee the performance of, administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC.

In addition, the Manager will assist in determining and publishing the Company’s net asset value, oversee the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders and generally oversee the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement will be equal to an amount based upon the allocable portion of the Manager’s costs and expenses in performing its obligations under the administration agreement, including rent and the costs of the Company’s chief compliance officer and chief financial officer.

4. ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of the Offering, assuming the issuance of 17,000,000 shares plus 2,550,000 shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option, will be used for organizational and offering expenses of approximately $400,000 and $2,300,000, respectively. Organizational expenses will be treated as an expense in the year incurred. All organizational and offering expenses have been and will be paid by the Manager prior to the closing of the Offering. In the event the closing of the Offering does occur, the Manager will seek reimbursement for these expenses from the Company.

5. FEDERAL INCOME TAXES

The Company intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its stockholders, which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

No dealer, salesperson or other individual has been authorized to give any information or to make representations other than those contained in this prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by us or the initial purchaser. Neither the delivery of this prospectus nor any offer or sale made hereunder shall under any circumstances create any implication that there has not been any changes in our affairs since the date hereof. This prospectus does not constitute an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer of solicitation.

Until                     , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

17,000,000 Shares

NGP CAPITAL RESOURCES COMPANY

Common Stock

PRELIMINARY PROSPECTUS

RAYMOND JAMES

                    , 2004

NGP CAPITAL RESOURCES COMPANY

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENT AND EXHIBITS

(1) Financial Statements

The following statements of NGP Capital Resources Company (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

Statement of Assets and Liabilities*

(2)

Exhibit No.		Description
(a	)(1)**	Articles of Incorporation

(a	)(2)**	Form of Articles of Amendment and Restatement

(b	)**	Bylaws

(c	)	Not Applicable

(d	)*	Form of Stock Certificate

(e	)**	Dividend Reinvestment Plan

(f	)	Not Applicable

(g	)**	Form of Investment Advisory Agreement between Registrant and NGP Investment Advisor, LP

(h	)*	Form of Underwriting Agreement

(i	)	Not Applicable

(j	)*	Safekeeping Agreement

(k	)(1)**	Form of Administration Agreement between Registrant and NGP Administration, LLC

(k	)(2)**	Form of License Agreement between Registrant and Natural Gas Partners, L.L.C.

(l	)*	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant

(m	)	Not Applicable

(n	)**	Consent of independent accountants for Registrant

(o	)	Not Applicable

(p	)	Not Applicable

(q	)	Not Applicable

(r	)**	Joint Code of Ethics

*	To be filed by amendment.
**	Filed herewith.

ITEM 25. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$37,154.77
NYSE National Market Filing Fee	*
NASD filing fee	*
Accounting fees and expenses	*
Legal fees and expenses	*
Printing and engraving	*
Miscellaneous fees and expenses	*

Total	*

*	To be supplied by amendment.

All of the expenses set forth above shall be borne by the Registrant.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, Natural Gas Partners, L.L.C., a Texas limited liability company, will own 100 shares of common stock of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, the share ownership of Natural Gas Partners, L.L.C. is expected to represent less than 1% of the common stock outstanding.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of August 12, 2004.

Title of Class	Number of Record Holders
Common Stock, $.001 par value per share	1

ITEM 29. INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes it, and the Registrant’s bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the

Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgement in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, NGP Investment Advisors, LP (“our manager”) and its officers, managers, agents, employees, controlling persons, partners and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the investment advisory agreement or otherwise as an investment adviser of the Registrant.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, NGP Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of NGP Administration, LLC’s services under the administration agreement or otherwise as the general partner of our manager.

The underwriting agreement provides that the underwriter severally agrees to indemnify, defend and hold harmless the Registrant, its directors and officers, and any person who controls the Registrant within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Registrant or any such person may incur under the Securities Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to the Registrant expressly for use in this registration statement (or in the registration statement as amended by any post-effective amendment hereof by the Registrant) or in the prospectus contained in this registration statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this registration statement or such prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF OUR MANAGER

A description of any other business, profession, vocation or employment of a substantial nature in which our manager, and each managing director, director or executive officer of our manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “Management.” Additional information regarding the our manager and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63264), and is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, NGP Capital Resources Company, 125 East John Carpenter Freeway, Suite 600, Irving, Texas 75062;

(2) the transfer agent and custodian, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038; and

(3) our manager, NGP Investment Advisors, LP, 125 East John Carpenter Freeway, Suite 600, Irving, Texas 75062.

ITEM 32. MANAGEMENT SERVICES

Not Applicable.

ITEM 33. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, and State of Texas, on the 16th day of August, 2004.

NGP CAPITAL RESOURCES COMPANY

By:	/s/ JOHN H. HOMIER
John H. Homier President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints John H. Homier and Richard A. Bernardy and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 16, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/S/ JOHN H. HOMIER John H. Homier	President and Chief Executive Officer (Principal Executive Officer)

/S/ RICHARD A. BERNARDY Richard A. Bernardy	Secretary, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

/S/ KENNETH A. HERSH Kenneth A. Hersh	Director and Chairman of the Board

/S/ DAVID R. ALBIN David R. Albin	Director

/S/ EDWARD W. BLESSING Edward W. Blessing	Director

/S/ C. KENT CONINE C. Kent Conine	Director

/S/ JAMES R. LATIMER, III James R. Latimer, III	Director